                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12

                             LIBERTY PROPERTY TRUST
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            LIBERTY PROPERTY TRUST
                           65 Valley Stream Parkway
                          Malvern, Pennsylvania 19355


                     -------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held May 16, 2001
                    -------------------------------------
     The 2001 ANNUAL MEETING of the shareholders of Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), will be held at the Loews Hotel, 1200 Market Street, Philadelphia, Pennsylvania 19107, on Wednesday, May 16, 2001 at 11:00 a.m., local time, for the following purposes:

   1. To elect three Class I trustees to hold office until the Annual Meeting of Shareholders to be held in 2004 and until their successors are duly elected and qualified;

   2. To consider and vote on a proposal to amend the Liberty Property Trust Amended and Restated Share Incentive Plan, including an amendment to increase the number of shares available for awards thereunder by 3,426,256 shares to 9,926,256 shares;

   3. To consider and vote on a proposal to adopt the Liberty Property Trust Employee Stock Purchase Plan;

   4. To consider and vote on the ratification of Ernst & Young LLP as the Trust's independent public accountants for 2001; and

   5. To transact such other business as may properly come before the meeting.

     The Board of Trustees has fixed the close of business on March 22, 2001 as the record date for the meeting. Only shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

     The accompanying form of proxy is solicited by the Board of Trustees of the Trust. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting.


                                          By Order of the Board of Trustees,

                                          /s/ James J. Bowes
                                          -----------------------------------
                                          James J. Bowes
                                          Secretary


Malvern, Pennsylvania
April 4, 2001


Please Complete and Return Your Signed Proxy Card

     Please complete and promptly return your proxy in the envelope provided. Doing so will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

                            LIBERTY PROPERTY TRUST
                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 16, 2001
                              GENERAL INFORMATION

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), for use at the Trust's 2001 Annual Meeting of Shareholders (the "Meeting") to be held at the Loews Hotel, 1200 Market Street, Philadelphia, Pennsylvania 19107 on Wednesday, May 16, 2001 at 11:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth in the foregoing notice and more fully discussed herein. This proxy statement, the foregoing notice and the enclosed proxy are first being mailed to shareholders of the Trust on or about April 4, 2001. Only shareholders of record at the close of business on March 22, 2001 (the "Record Date") shall be entitled to notice of and to vote at the Meeting.

     If the enclosed proxy is properly executed and received by the Trust prior to voting at the Meeting, the common shares of beneficial interest, $0.001 par value per share, of the Trust (the "common shares") represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the common shares represented by the enclosed proxy will be voted FOR the nominees of the Board of Trustees in the election of trustees, FOR approval of the proposal to amend the Liberty Property Trust Amended and Restated Share Incentive Plan, FOR approval of the proposal to adopt the Liberty Property Trust Employee Stock Purchase Plan and FOR ratification of Ernst & Young LLP as the Trust's independent public accountants for 2001. Management does not intend to bring any matter before the Meeting other than as indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Trust in writing prior to the time of the Meeting, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     On the Record Date, the Trust had 68,781,821 common shares outstanding and entitled to vote at the Meeting. There must be present at the Meeting in person or by proxy shareholders entitled to cast a majority of all the votes entitled to be cast to constitute a quorum for the Meeting. Common shares represented at the Meeting in person or by proxy but not voted on one or more proposals will be included in determining the presence of a quorum, but will not be considered cast on any proposal on which they were not voted. Each holder of common shares is entitled to one vote per share held of record by such holder on the Record Date. Assuming a quorum is present at the Meeting, a plurality of all the votes cast at the Meeting shall be sufficient to elect a trustee. There is no cumulative voting in the election of trustees. A majority of the votes cast at the Meeting shall be sufficient to approve any other matter that may properly come before the Meeting, unless more than a majority of the votes cast is required by statute or by the Amended and Restated Declaration of Trust of the Trust (the "Declaration of Trust").

     The Trust and its operating partnership, Liberty Property Limited Partnership, are sometimes referred to together in this proxy statement as the "Company."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 16, 2001 (except as indicated below), regarding the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of common shares by each trustee, each nominee for election as trustee, each executive officer listed in the Summary Compensation Table appearing on page seven, all trustees and executive officers as a group, and each person who is known to the Trust to be the beneficial owner of more than five percent of the outstanding common shares. Each person named in the table below has sole voting and investment power with respect to the common shares listed opposite such person's name, except as otherwise noted.

                                                                           Number of Shares      Percent
Beneficial Owners                                                         Beneficially Owned     of Class
-----------------                                                         ------------------     --------
Willard G. Rouse III .................................................     1,089,949(1)            1.6%
Joseph P. Denny ......................................................       714,404(2)            1.0%
Robert E. Fenza ......................................................       418,791(3)             *
George J. Alburger, Jr. ..............................................       290,430(4)             *
James J. Bowes .......................................................       101,311(5)             *
Frederick F. Buchholz ................................................        25,911(6)             *
Thomas C. DeLoach, Jr. ...............................................         5,021(7)             *
J. Anthony Hayden ....................................................        73,911(8)             *
M. Leanne Lachman ....................................................        25,911(9)             *
David L. Lingerfelt ..................................................        50,572(10)            *
John A. Miller .......................................................        22,411(11)            *
Stephen B. Siegel ....................................................        19,911(9)             *
Wellington Management Company, LLP ...................................     6,661,000(12)           9.7%
Vanguard Windsor Fund ................................................     4,324,100(13)           6.3%
New York State Teacher's Retirement System ...........................     3,960,820(14)           5.8%
All trustees and executive officers as a group (12 persons) ..........     2,838,533(15)           4.0%

------------
* Represents less than one percent of class.

 (1) Includes 529,105 common shares subject to options exercisable within 60 days of the Record Date and 457,665 common shares issuable upon exchange of units of limited partnership interest ("Units") of Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership" and together with the Trust, the "Company") which, as of March 16, 2001, was 93.9% owned by the Trust.

 (2) Includes 436,461 common shares subject to options exercisable within 60 days of the Record Date and 260,250 common shares issuable upon exchange of Units.

 (3) Includes 207,439 common shares subject to options exercisable within 60 days of the Record Date and 195,043 common shares issuable upon exchange of Units. Also includes 700 common shares, held by Mr. Fenza as custodian for children, or owned directly by such children, as to which Mr. Fenza disclaims beneficial ownership.

 (4) Includes 253,060 common shares subject to options exercisable within 60 days of the Record Date.

 (5) Includes 91,639 common shares subject to options exercisable within 60 days of the Record Date. Also includes 40 common shares, held by Mr. Bowes as custodian for children, or owned directly by such children, as to which Mr. Bowes disclaims beneficial ownership.

 (6) Includes 23,500 common shares subject to options exercisable within 60 days of the Record Date.

 (7) Includes 1,000 common shares subject to options exercisable within 60 days of the Record Date.

 (8) Includes 22,000 common shares subject to options exercisable within 60 days of the Record Date.

 (9) Includes 13,500 common shares subject to options exercisable within 60 days of the Record Date.

(10) Includes 18,500 common shares subject to options exercisable within 60 days of the Record Date, and 30,674 common shares issuable upon exchange of Units. Also includes 987 common shares held by trusts for the benefit of Mr. Lingerfelt's children, as to which Mr. Lingerfelt disclaims beneficial ownership.

(11) Includes 17,000 common shares subject to options exercisable within 60 days of the Record Date.

(12) As of December 31, 2000, Wellington Management Company, LLP ("Wellington"), in its capacity as investment adviser, may be deemed to beneficially own 6,661,000 shares which are held of record by clients of Wellington, including Vanguard Windsor Fund ("Vanguard"), which beneficially owns 4,324,100 shares. The information relating to Wellington and Vanguard is based solely on a review of a Schedule 13G filed by each of Wellington and Vanguard with the Securities and Exchange Commission (the "Commission"). Wellington's address is 75 State Street, Boston, MA 02109.

(13) All of these shares are beneficially owned by Vanguard. These shares have also been reported by Wellington in its capacity as investment adviser to Vanguard. Vanguard's address is P.O. Box 2600, V37, Valley Forge, PA 19482.

(14) As of March 16, 2001, the New York State Teacher's Retirement System ("NYSTRS") had sole dispositive power and sole voting power over 3,960,820 common shares. This information is based on data provided by NYSTRS. NYSTRS's address is 10 Corporate Woods Drive, Albany, NY 12211.

(15) Includes 1,626,704 common shares subject to options exercisable within 60 days of the Record Date and 943,632 common shares issuable upon exchange of Units.

                 ELECTION OF TRUSTEES AND CONTINUING TRUSTEES

     In accordance with the Declaration of Trust and By-laws, the Board of Trustees has fixed the total number of trustees at nine. The Board is divided into three classes serving staggered three-year terms, the term of one class of trustees to expire in each successive year. Three Class I trustees will be elected at the Meeting to serve until the Annual Meeting of Shareholders to be held in 2004 and until their successors are duly elected and qualified. All of the present nominees for election as trustees currently serve as trustees of the Trust. A proxy signed in the enclosed form will be voted FOR the election of the nominees named below, unless a contrary instruction is given.

     Management believes that all of its nominees are willing and able to serve the Trust as trustees. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.

     The following is a brief description of the nominees for election as trustees and of the other trustees of the Trust.

    Nominees for Election as Class I Trustees with Terms to Expire in 2004

     Willard G. Rouse III, age 58, has served as Chairman of the Board of Trustees and Chief Executive Officer of the Trust since its inception, and as President of the Trust since April 1, 2000. Mr. Rouse had been a General Partner of Rouse & Associates, the Company's predecessor since its inception. Mr. Rouse has served as Chairman of each of the Pennsylvania Convention Center Authority, the Foundation for Architecture, the Philadelphia Children's Network and We the People 2000, as President of the Fellowship Commission and as a trustee of the Urban Land Institute. Mr. Rouse is a member of the Board of the Enterprise Foundation and Chair of Philadelphia's Regional Performing Arts Center, which is constructing a performing arts center.

     M. Leanne Lachman, age 58, has served as a trustee of the Trust since June 1994. Ms. Lachman is a Principal of Lend Lease Real Estate Investments. Ms. Lachman has specialized in real estate investment management for institutions since 1987. Prior to her employment with Lend Lease, Ms. Lachman served as a Managing Director for Boston Financial and Schroder Real Estate Associates. Ms. Lachman is a director of Lincoln National Corporation and is an Executive-in-Residence at Columbia Business School.

     J. Anthony Hayden, age 57, has served as a trustee of the Trust since June 1994. Mr. Hayden is the President and Chief Executive Officer of Coldwell Banker Commercial/Hayden Real Estate, Inc. Prior to forming Hayden Real Estate, Mr. Hayden spent more than 21 years at Cushman & Wakefield where he was a member of the Board of Directors. When he resigned as Executive Vice President in 1996 he was responsible for 10 offices in the Mid-Atlantic/Mid-West region. Mr. Hayden is also a member of the Society of Industrial & Office Realtors, serving in 1982 as President of the Philadelphia Chapter. He is also a member of the Philadelphia Board of Realtors and was President in 1985. He is a director of The Founders' Bank.

           Continuing Class II Trustees with Terms to Expire in 2002

     Frederick F. Buchholz, age 55, has served as a trustee of the Trust since June 1994. Mr. Buchholz was with Lend Lease Real Estate Investments or its predecessors from 1968, until retiring in June 1998. Since his retirement, Mr. Buchholz has served as an independent real estate consultant. He was appointed Senior Vice President in December 1990 and Executive Vice President in 1992 of Equitable Real Estate, and prior to his retirement was the officer in charge of the Lend Lease Philadelphia region, supervising new business, asset management and restructuring/workout activities on behalf of a total mortgage and equity portfolio exceeding $2.5 billion. At various times, Mr. Buchholz was also the officer in charge of Equitable Real Estate's New York and Washington, D.C. regional offices. Mr. Buchholz is a member of the Appraisal Institute, the Real Estate Advisory Committee of the University City Science Center, and is a member of the Investment Review Committee of the Delaware Valley Real Estate Investment Fund, L.P.

     Stephen B. Siegel, age 56, has served as a trustee of the Trust since May 1995. Mr. Siegel is Chairman and Chief Executive Officer of Insignia/ESG, Inc. ("ESG"), the third largest commercial real estate company in the United States and is the President of Insignia Financial Group, the parent company. Mr. Siegel became the President and Chief Executive Officer of ESG in 1992. Prior to joining ESG, Mr. Siegel spent more than 27 years at Cushman & Wakefield, ascending to Chief Executive Officer. Mr. Siegel left Cushman & Wakefield in late 1988 and entered a joint venture with the Chubb Corporation where he worked for several years to develop and acquire investment-grade office buildings throughout the United States. Mr. Siegel is also the general chairman of the Association for the Help of Retarded Children and a trustee of the National Jewish Center for Immunology and Respiratory Medicine. In addition, he serves on the Advisory Board of the Wharton Business School's Real Estate Center and New York University's Real Estate Council and is active in the Urban Land Institute, the Real Estate Board of New York, the Young Men's/Women's Real Estate Association and the National Association of Corporate Real Estate Executives. Mr. Siegel is also the Vice-Chairman of the Board of the Benjamin
N. Cardozo School of Law.

     Thomas C. DeLoach, Jr., age 53, has served as a trustee of the Trust since May 1999. Mr. DeLoach was an Executive Vice President of Mobil Oil Corporation and the President of Global Midstream, both wholly owned subsidiaries of Mobil Corporation (now Exxon Mobil Corporation), a global energy company prior to his retirement in March 2000. Mr. DeLoach joined Mobil in 1969 as a chemical engineer and advanced through various positions in manufacturing, marketing, planning and supply. From December 1994 until his election as President of Global Midstream, Mr. DeLoach served as Chief Financial Officer and Senior Vice President of Mobil and Mobil Oil Corporation. From 1991 until his retirement in 2000, Mr. DeLoach served as a director of Mobil Oil Corporation. Mr. DeLoach is a member of Penske Racing, LLC and is involved in the operation of its NASCAR racing program.

          Continuing Class III Trustees with Terms to Expire in 2003

     Joseph P. Denny, age 54, has served as a trustee of the Trust since its inception, and as Vice Chairman of the Board of Trustees of the Trust since April 1, 2000. Mr. Denny joined Rouse & Associates in 1979 and served as a Regional Manager. In the various capacities in which he served Rouse & Associates, he was responsible for developing approximately one billion dollars of projects, primarily large urban projects. Mr. Denny is a member of the Industrial and Office Park Council of the Urban Land Institute, serves on the Advisory Board of the Wharton Business School's Real Estate Center and is a member of the Board of Trustees of Chestnut Hill College. Mr. Denny served as President and Chief Operating Officer of the Trust from its inception until April 1, 2000.

     David L. Lingerfelt, age 48, has served as a trustee of the Trust since May 1995. Mr. Lingerfelt is Vice President and Commercial Counsel with LandAmerica Financial Group, Inc. Prior to joining LandAmerica, Mr. Lingerfelt was an attorney in private practice specializing in commercial transactions. Mr. Lingerfelt has previously served as Director of Property Administration and Counsel for Best Products Co., Inc., and was a partner in the Virginia law firm of Coates & Davenport.

     John A. Miller, age 73, has served as a trustee of the Trust since May 1995. Mr. Miller is presently serving as Chairman of the Board of Guarantee Reassurance Corp., and retired in July 1997 from the Board of

Directors of the Provident Mutual Life Insurance Company of Philadelphia after serving as Director and Chairman of the Executive Committee. Mr. Miller served Provident Mutual in many capacities over his 25 years there, including as its President, Chief Operating Officer, Chief Executive Officer and Chairman of the Board. He has been a member of various Boards of Directors, including those of BetzDearborn, Bryn Mawr Hospital, CoreStates Financial Corp. and CoreStates Bank N.A.

                      Committees of the Board of Trustees

     Audit Committee. The Board's Audit Committee provides assistance to the trustees in fulfilling their responsibility to the shareholders and investment community relating to corporate accounting and the quality and integrity of financial reports of the Trust. The Board's Audit Committee currently consists of five independent trustees. The members of the Audit Committee are Messrs. Buchholz (Chair), DeLoach, Miller and Siegel and Ms. Lachman. The Audit Committee met four times during the last fiscal year. See "Report of the Audit Committee."

     Compensation Committee. The Board's Compensation Committee is empowered to determine compensation for the Trust's executive officers and to administer the Trust's Share Incentive Plan. Members of the Compensation Committee are Messrs. Miller (Chair), Buchholz, DeLoach and Siegel. The Compensation Committee met four times during the last fiscal year. See "Report of the Compensation Committee on Executive Compensation."

     Corporate Governance and Nominating Committee. The Board's Corporate Governance and Nominating Committee consists of Ms. Lachman (Chair) and Messrs. Rouse, Hayden and Lingerfelt. The Corporate Governance and Nominating Committee meets to address matters regarding corporate governance and makes recommendations to the Board regarding nominees for positions on the Board. The Corporate Governance and Nominating Committee will consider candidates for trustee proposed by shareholders in accordance with the following procedure. Such nominations should be sent to the attention of the Trust's Secretary at its principal executive office, describe the candidate's qualifications and be accompanied by the candidate's written statement of willingness and affirmative desire to serve representing the interest of all shareholders. Shareholders may also make nominations directly by following the procedure specified in the Trust's Bylaws. The Corporate Governance and Nominating Committee met five times during the last fiscal year. See "Report of the Corporate Governance and Nominating Committee."

Trustees' Attendance at Meetings

     The Board of Trustees held ten meetings during the last fiscal year, including five teleconference meetings. Each trustee of the Trust attended at least 75% of the meetings of the Board of Trustees and meetings held by all committees on which such trustee served.

Trustees' Compensation

     Each trustee who is not also an officer and full-time employee of the Trust or the Operating Partnership receives an annual trustee fee in the amount of $22,000. The annual fee is payable 50% in common shares and 50% in quarterly cash payments. Additionally, Trustees receive a fee of $1,000 for each Board meeting in which such trustee participated; however, trustees receive a fee of $500 for teleconference Board meetings if such meetings address only routine matters. Trustees receive a fee of $500 for each committee meeting they attend. Additionally, all trustees are reimbursed for travel and lodging expenses associated with attending Board and committee meetings. Trustees who are officers and full-time employees of the Trust or the Operating Partnership receive no separate compensation for service as a trustee or committee member. On June 23 of each year, each non-employee trustee is granted a 10-year option to purchase 5,000 common shares, exercisable at a price equal to the fair market value of the common shares on the date of the grant. Such options vest over a three-year period beginning with the date of grant as follows: 20% after the first year; 50% after two years; and 100% after three years.

                      COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, for the years ended December 31, 2000, 1999 and 1998, the compensation paid or accrued by the Trust and its subsidiaries, including the Operating Partnership, to the Trust's Chief Executive Officer and to the four other most highly compensated executive officers, determined as of December 31, 2000 (collectively, the "Named Executive Officers").

                                                      Annual Compensation
                                           ------------------------------------------
                                                                        Other Annual
                                                                        Compensation
   Name and Principal Position      Year    Salary($)    Bonus($)(1)       ($)(2)
---------------------------------  ------  -----------  -------------  --------------
Willard G. Rouse III ............  2000     $332,207       $204,500         --
 Chairman, Chief Executive         1999      272,808        227,055         --
 Officer and President             1998      264,858        147,000         --

Joseph P. Denny .................  2000     $101,536       $ 62,500         --
 Vice Chairman (4)                 1999      227,342        276,721         --
                                   1998      220,721        243,500         --
Robert E. Fenza .................  2000     $242,206       $188,500         --
 Executive Vice President          1999      214,351        231,999         --
 and Chief Operating Officer       1998      208,108        198,500         --

George J. Alburger, Jr. .........  2000     $225,000       $    500         --
 Executive Vice President          1999      207,855            500         --
 and Chief Financial Officer       1998      201,802            500         --

James J. Bowes ..................  2000     $195,200       $152,500         --
 General Counsel                   1999      171,030        134,822         --
                                   1998      166,200        108,500         --
                                        Long-Term Compensation
                                   ---------------------------------
                                                Awards
                                   ---------------------------------
                                     Restricted        Securities       All Other
                                    Stock Awards       Underlying      Compensation
   Name and Principal Position         ($)(1)       Options/SARs(#)       ($)(3)
---------------------------------  --------------  -----------------  -------------
Willard G. Rouse III ............     $ 85,200          129,353           $1,080
 Chairman, Chief Executive             670,083          320,102            1,080
 Officer and President                 175,800          146,500            1,080

Joseph P. Denny .................     $     --            7,440           $  440
 Vice Chairman (4)                     333,333          213,401            1,080
                                            --          121,500              954
Robert E. Fenza .................     $     --           87,388           $  973
 Executive Vice President              241,666          154,716              926
 and Chief Operating Officer           108,434           55,100              799

George J. Alburger, Jr. .........     $216,000           51,674           $  960
 Executive Vice President              469,381          128,040              899
 and Chief Financial Officer           230,400           96,000              873

James J. Bowes ..................     $     --           19,085           $  768
 General Counsel                       195,395           90,695              717
                                        43,200           72,000              719

------------
(1) The restricted stock award with respect to 2000 reflects the election by certain Named Executive Officers to receive common shares in lieu of cash for all or part of annual performance bonus compensation. Consistent with a policy adopted by the Trust's Compensation Committee with respect to employee annual performance bonus compensation, Messrs. Rouse and Alburger elected to receive common shares in lieu of cash for all or part of their bonus compensation for 2000. By making such election, such persons received shares equal to 120% of the cash value of such bonus or portion thereof (the "Bonus Value"). Each executive received the number of common shares able to be purchased with the dollar amount of the Bonus Value, less applicable withholding, based on the closing price per share of the common shares on March 16, 2001 ($26.77). The dollar amounts of Bonus Values are reflected under the Restricted Stock Awards column. Pursuant to these elections, Messrs. Rouse and Alburger were awarded 2,125 and 4,719 common shares, respectively. Dividends will be paid on the common shares issued pursuant to such awards, and the restrictions related to such awards will expire on March 15, 2002.

    A portion of the long-term incentive compensation for 1999 paid to Named Executive Officers was made by an award of restricted stock. No such awards of restricted stock were made for 2000. These shares awarded in 1999 vest ratably over a five-year period beginning with the anniversary date of the grant (i.e., 20% will vest on the anniversary date of the grant). See "Report of the Compensation Committee on Executive Compensation."

(2) Did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any Named Executive Officer.

(3) Consists of amounts paid by the Company to purchase term life insurance policies for the respective Named Executive Officers.

(4) Mr. Denny was the President and Chief Operating Officer of the Trust from its inception until April 1, 2000. He became Vice Chairman of the Board of Trustees on that date.

                  Share Option Grants, Exercises and Holdings

     The following tables set forth certain information concerning options to purchase common shares that were granted to the Named Executive Officers with respect to the fiscal year ended December 31, 2000, options exercised by the Named Executive Officers during such period and the number and value of options held by such persons as of the end of such period. The Trust does not have any outstanding stock appreciation rights.

                    Options/SAR Grants For Last Fiscal Year

                                         Individual Grants
------------------------------------------------------------------------------------------------
                               Number of      Percent of Total                                    Potential Realizable Value at
                              Securities        Options/SARs                                    Assumed Annual Rates of Share Price
                              Underlying         Granted to          Exercise                     Appreciation for Option Term(4)
                             Options/SARs      Employees for       or Base Price     Expiration -----------------------------------
            Name            Granted (#)(1)      Fiscal Year      ($ per Share)(2)      Date(3)        5%($)             10%($)
-------------------------  ----------------  -----------------  ------------------   ---------- --------------     ----------------
Willard G. Rouse III ....      129,353            15.0%             $ 26.77            3/15/11    $2,177,724           $5,518,779
Joseph P. Denny .........        7,440             0.9                26.77            3/15/11       125,256              317,424
Robert E. Fenza .........       87,388            10.2                26.77            3/15/11     1,471,221            3,728,364
George J. Alburger, Jr...       51,674             6.0                26.77            3/15/11       869,958            2,204,645
James J. Bowes ..........       19,085             2.2                26.77            3/15/11       321,306              814,252

(1) Represents options granted on March 16, 2001 with respect to the fiscal year ended December 31, 2000. Such options become exercisable up to 20% after the first year, 50% after two years, and 100% after three years.

(2) Exercise price is equal to the fair market value of the common shares on the date of grant.

(3) The options are subject to early termination in the event of termination of employment.

(4) Potential realizable value is reported net of option exercise price but before taxes associated with exercise. These amounts represent assumed rates of appreciation only. Actual gains, if any, on the options are dependent upon the future performance of the common shares, and the amounts reflected in the table will not necessarily be achieved.

  Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Tables

                                                                            Number of Securities
                                        Shares                             Underlying Unexercised          Value of Unexercised
                                       Acquired            Value                Options/SARs           In-the-Money Options/SARs at
               Name                 On Exercise(#)    Realized($)(1)       at Fiscal Year-End (#)         Fiscal Year-End ($)(1)
---------------------------------  ----------------  ----------------  ------------------------------  -----------------------------
                                                                        Exercisable    Unexercisable    Exercisable    Unexercisable
                                                                       -------------  ---------------  -------------  --------------
Willard G. Rouse III ............           --                 --         363,805        494,632        $2,229,655      $2,843,531
Joseph P. Denny .................           --                 --         316,722        351,210         2,010,133       2,030,659
Robert E. Fenza .................       50,000           $306,250         128,435        230,328           661,278       1,302,277
George J. Alburger, Jr. .........           --                 --         168,076        235,416           956,919       1,361,385
James J. Bowes ..................           --                 --          33,150        167,045           154,894         976,627

(1) Value is reported net of option exercise price, but before taxes associated with exercise.

Severance Plan

     The Trust has a severance plan for a group of senior officers of the Trust, including Messrs. Rouse, Fenza, Alburger and Bowes. The severance plan provides that, in the event of (i) the termination of the participant other than "for cause" or (ii) the participant's voluntarily termination of his or her employment for "good reason," in either case within two years following a "change of control," the participant would receive the following: (a) an amount equal to the product of 2.99 and the sum of his or her current annual base salary plus the largest annual performance bonus paid to him or her over the previous five years; (b) the pro rata portion, through the date of termination, of unpaid performance bonus for the year in which the termination occurs; (c) immediate vesting of outstanding share options and restricted shares; (d) an amount equal to the Trust's maximum contribution under the 401(k) plan for a period of three years, including the year in which termination occurs; (e) immediate vesting of contributions previously made by the Trust to the individual's account under the 401(k) plan; and

(f) continuation of employee group benefits coverage for a period of three years after the date of termination. Amounts paid by the Trust pursuant to the severance plan would be limited so as not to exceed the maximum amount deductible as parachute payments by the Trust or the maximum amount a participant can receive without becoming subject to an excise tax, each as determined in accordance with the rules and regulations of the Internal Revenue Service.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Exchange Act, the Trust's executive officers and trustees, and persons beneficially owning more than 10% of the common shares, are required to file with the Commission reports of their initial ownership and changes in ownership of common shares. The Trust believes that for 2000, its executive officers and trustees who were required to file reports under Section 16(a) complied with such requirements in all material respects.

                 PROPOSAL TO AMEND THE LIBERTY PROPERTY TRUST
                   AMENDED AND RESTATED SHARE INCENTIVE PLAN

Summary of the Share Incentive Plan

     The Trust's Board of Trustees has previously adopted the Liberty Property Trust Amended and Restated Share Incentive Plan (the "Share Incentive Plan"). At a meeting held on February 7, 2001, the Board of Trustees unanimously adopted, and recommended for approval by the shareholders at the Meeting, an amendment to the Share Incentive Plan that will, upon adoption, increase the number of common shares available for awards under the Share Incentive Plan by 3,426,256, from 6,500,000 to 9,926,256. In addition, at a meeting in February 2000, the Board approved a grant to Mr. Rouse of options to purchase 320,102 common shares, and approved an amendment to the Share Incentive Plan to increase the maximum number of common shares that may be subject to options granted to any individual employee in one calendar year from 250,000 to a number large enough to allow this grant to Mr. Rouse. On February 7, 2001, the Board determined that the number of common shares that may be subject to Options granted to any individual employee in one calendar year should be increased from 250,000 to 750,000.

     The Share Incentive Plan will also be amended by the Board of Trustees to limit the total number of restricted shares that may be granted under the Share Incentive Plan to 1,800,000. This amendment does not require the approval of the shareholders.

     The following is a brief summary of the Share Incentive Plan, as modified by the proposed amendments, which is qualified in all respects by the text of the Share Incentive Plan, a copy of which will be made available without charge to any person upon his or her written request, which request should be directed to the Director of Investor Relations at the address of the Trust appearing on the first page of this proxy statement.

     Under the Share Incentive Plan the Trust may grant options to purchase shares or may make grants of restricted shares to certain participants. Options granted under the Share Incentive Plan may be either non-qualified share options ("Non-Qualified Options") or options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 (the "Code"), as amended ("Incentive Options" and, together with the Non-Qualified Options, the "Options").

Purpose

     The purpose of the Share Incentive Plan is to advance the interests of the Trust, its shareholders and its subsidiaries by providing selected trustees, employees, consultants and advisors, upon whom the Trust's sustained growth and financial success depend, to acquire or increase their proprietary interest in the Trust through receipt of rights to acquire common shares and through transfers of restricted shares.

Amount of Common Shares Subject to Options and Grants of Restricted Shares Under the Share Incentive Plan

     The Share Incentive Plan currently provides for the grant of Options and restricted shares covering an aggregate of 6,500,000 common shares. If the proposed amendment to the Share Incentive Plan is approved by the shareholders, the maximum aggregate number of common shares available for the grant of Options and restricted shares would increase by 3,426,256 to 9,926,256. The number of common shares subject to Options and grants of restricted shares is subject to adjustment to reflect changes in the Trust's capitalization. Any shares subject to an Option that is not exercised prior to expiration or that otherwise terminates and any restricted shares that are forfeited will thereafter be available for further grants of Options or restricted shares under the Share Incentive Plan. As of March 22, 2001, grants of Options and restricted shares covering 6,409,043 shares had been made under the Share Incentive Plan.

Administration

     The Share Incentive Plan is administered by a committee or committees designated by the Board of Trustees (the "Share Option Committee"). No Options or grants of restricted shares may be granted under the Share Incentive Plan to members of the Share Option Committee except as specifically provided under provisions of the Share Incentive Plan relating to automatic grants under a specified formula stated in the Share Incentive Plan. Subject to the conditions set forth in the Share Incentive Plan, the Share Option Committee has full and final authority to determine the number of Options or restricted shares granted, the individuals to whom and the time or times at which such Options or restricted shares shall be granted and be exercisable, the exercise prices (including vesting) and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary; provided, that no more than 750,000 common shares may be subject to Options granted to any individual employee in any one calendar year. The Share Incentive Plan is intended to be flexible, and a significant amount of discretion is vested in the Share Option Committee with respect to all aspects of the Options and restricted shares to be granted under the Share Incentive Plan.

Participants

     Options and restricted shares may be granted under the Share Incentive Plan to any person who is or who agrees to become a trustee, employee, consultant or advisor of the Trust, its subsidiaries and designated affiliates. As of March 22, 2001, the Trust had nine trustees and, together with its subsidiaries and designated affiliates, had approximately 347 employees.

Exercise Price

     The exercise price of each Non-Qualified Option granted under the Share Incentive Plan shall be determined by the Share Option Committee. The exercise price of each Incentive Option granted under the Share Incentive Plan shall be determined by the Share Option Committee and shall be 100% of the fair market value of a common share on the date the Option is granted (or at least 110% if the recipient owns, directly or by attribution under the Code, common shares having 10% of the total combined voting power of all classes of shares of the Trust ("10% Shareholder") or any subsidiary of the Trust). The payment of the exercise price of an Option may be made in cash or shares, as more fully described under "Exercise of Options."

     Fair market value shall be determined by the Share Option Committee in accordance with the Share Incentive Plan and such determination shall be binding upon the Trust and upon the holder. The closing sale price of the common shares on the New York Stock Exchange on March 16, 2001 was $26.77 per share.

Term of Options

     Incentive Options may be granted for a term of up to 10 years (five years in the case of a grant to a 10% Shareholder), which may extend beyond the term of the Share Incentive Plan.

Exercise of Options

     The terms governing exercise of Options granted under the Share Incentive Plan shall be determined by the Share Option Committee, which may limit the number of Options exercisable in any period.

     Payment of the exercise price upon exercise of an Option may be made in any combination of cash and common shares, including the automatic application of common shares received upon exercise of an Option to satisfy the exercise price of additional Options (unless the Share Option Committee provides otherwise). Where payment is made in common shares, such common shares shall be valued for such purpose at the fair market value of such common shares on the date of delivery. In no event shall an Option granted under the Share Incentive Plan be exercisable prior to the date of shareholder approval of the Share Incentive Plan.

Non-transferability

     Options granted under the Share Incentive Plan are not transferable other than by will or the laws of descent and distribution or, in the case of a Non-Qualified Option, pursuant to a "qualified domestic relations order" (as that term is defined in the Code).

Termination of Relationship

     Except as the Share Option Committee may expressly determine otherwise, if the holder of an Option ceases to be employed by or to have another qualifying relationship (such as that of trustee, employee, consultant or advisor) with the Trust, any of its subsidiaries or a designated affiliate other than by reason of the holder's death or permanent disability (as defined in the Share Incentive Plan), all Options granted to such holder under the Share Incentive Plan shall terminate immediately, except for Options that were exercisable on the date of such termination of relationship, which Options shall terminate three months after the date of such termination of relationship unless such Options expire or terminate earlier pursuant to the stated expiration of the option term. In the event of the death or permanent disability of the holder of an Option, except as the Share Option Committee may expressly determine otherwise, Options may be exercised to the extent that the holder might have exercised the Options on the date of death or permanent disability until the stated expiration of the option term. In addition, if the holder of Options is determined to have breached his or her employment or service contract or is determined to have been engaged in acts of disloyalty or to have revealed trade secrets or confidential information, all such Options shall be forfeited immediately and any shares to be delivered following a prior exercise of an Option which have not yet been delivered are also forfeited upon refund to the holder of the exercise price paid.

Amendment and Termination

     The Board of Trustees may at any time and from time to time amend, suspend or terminate the Share Incentive Plan, but may not, without the approval of the shareholders representing a majority of the votes cast at a meeting of the shareholders at which a quorum is present, increase the maximum number of shares subject to Options that may be granted under the Share Incentive Plan or change the class of individuals eligible to receive an Incentive Option. No amendment, suspension or termination of the Share Incentive Plan by the Board of Trustees may alter or impair any of the rights under any Option granted under the Share Incentive Plan without the holder's consent.

     The Share Incentive Plan makes it clear that the Share Option Committee may amend any award under the Share Incentive Plan (provided that any such amendment that would impair the rights or interests of a participant must have the written consent of the participant, except if such amendment is to enable the Share Incentive Plan to qualify for an exemption under Rule 16b-3 of the Exchange Act) to include any provision that, at the time of such amendment, is authorized under the Share Incentive Plan.

Change in Control

     In the event of a change in control, as defined in the Share Incentive Plan, Options to the extent not then vested will be fully exercisable.

Effective Date and Term

     No Options may be granted after the date that is the tenth anniversary of the earlier of the date on which the Share Incentive Plan is adopted or is approved by the shareholders.

Terms of Restricted Shares

     The Share Option Committee will determine the terms and conditions applicable to awards of restricted shares, including a period during which the restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Unless otherwise determined by the Share Option Committee, a recipient of a restricted share award will have the same rights as an owner of common shares, including the right to receive cash distributions and to vote the common shares. Unless otherwise specified in an award, upon termination of employment a participant will forfeit all restricted shares as to which the restrictions had not lapsed at time of the termination of employment. As amended by the Board, the Share Incentive Plan will limit the total number of Restricted Shares that may be granted to 1,800,000.

Registration of Shares Subject to the Share Incentive Plan

     All of the 6,500,000 common shares available under the Share Incentive Plan as currently constituted have been registered under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-8 Registration Statements filed with the Commission, each of which became effective on the date it was filed.

     If the proposed amendment is adopted, the 3,426,256 additional common shares that will be available under the Share Incentive Plan will be registered under the Securities Act on a Form S-8 Registration Statement to be filed with the Commission within 12 months after the date of the Meeting.

Certain Federal Income Tax Consequences

     Incentive Options. The Trust believes that with respect to Incentive Options granted under the Share Incentive Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an Option is granted or at the time it is exercised. If the optionee makes no disposition of the common shares so received within two years from the date the Incentive Option was granted and one year from the receipt of the common shares pursuant to the exercise of the Incentive Option, he or she will generally recognize long-term capital gain or loss upon disposition of the common shares.

     If the optionee disposes of common shares acquired by exercise of an Incentive Option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the common shares on the date the Option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the common shares on the date of exercise generally will be treated as long-term or short-term capital gain, depending on the holding period of the common shares. A disqualifying disposition will include the use of common shares acquired upon exercise of an Incentive Option in satisfaction of the exercise price of another Option prior to the satisfaction of the applicable holding period.

     The Trust will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Trust generally will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     Non-Qualified Options. The Trust believes that the grant of a Non-Qualified Option under the Share Incentive Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of common shares received on exercise of a Non-Qualified Option generally will be long-term or short-term capital gain or loss, depending on the holding period of the common shares.

     Upon exercise of a Non-Qualified Option, the Trust generally will be entitled to a compensation deduction for federal income tax purposes in the year and in the same amount as the optionee or grantee is considered to have recognized ordinary income (assuming that such compensation is reasonable and that provision is made for withholding of federal income taxes, where applicable). In general, under Section 162(m) of the Code (the "Million Dollar Cap"), no deduction is allowed for remuneration in excess of $1,000,000 paid by the Trust during any taxable year to any of the Chief Executive Officer or the four highest compensated executive officers (other than the Chief Executive Officer). Remuneration for this purpose excludes certain performance-based compensation. The Trust believes that all general requirements applicable to the Share Incentive Plan under the performance-based compensation rules have been met in order for specific Option grants to be treated as giving rise to performance-based compensation. It is anticipated that the Share Incentive Plan will be administered so that all Non-Qualified Options will in fact qualify as performance-based and any income recognized on their exercise will be exempt from the Million Dollar Cap.

     Awards of Restricted Shares. The Trust believes that the award of restricted shares under the terms of the Share Incentive Plan, subject to certain restrictions and possible forfeiture during a restricted period, will result in the recipient of such an award being required to include in his or her federal taxable income the value of the shares awarded (reduced by the purchase price, if any, paid for the shares) at the time the restricted period ends, or, if the recipient files an election under Section 83(b) of the Code (an "83(b) Election"), at the time the award is made. On a subsequent sale of the shares, the award recipient will have a long or short term capital gain or loss depending upon the length of the period for which the shares were held. In general, the holding period will be measured from the end of the restricted period date unless an 83(b) Election was filed, in which case the holding period will be measured from the date of the award. The determination of gain or loss will be determined by reference to the recipient's basis in the shares, which will be equal to the amount the recipient was required to include as income as a result of the award, as described above.

     Election under Section 83(b) of the Code. A recipient of an award of restricted shares may make an 83(b) Election, which will require the inclusion in income of the value of the restricted shares (reduced by the purchase price, if any, paid for the shares) as of the date of the award, determined without regard to the restrictions or possible forfeiture of those shares. In addition, if the shares are forfeited, the employee will not be able to claim a loss under applicable tax rules (other than a loss for the purchase price paid for the shares to the extent that purchase price is not refunded on forfeiture). In order to make an 83(b) Election, the award recipient must file a written election no later than 30 days after the date of the award with the IRS office where the recipient files his or her returns, and must provide a copy of that filing to the Trust. A copy of the filing must also be included with the recipient's tax return for the year of the award. The 83(b) election statement must contain the following information: the name, address and taxpayer identification number of the taxpayer, a description of the shares received, the date of the award and the taxable year for which the election is made, the nature of the restrictions on the shares, the fair market value of the shares as of the award date, the purchase price paid for the shares, if any, and a statement indicating that copies of the election have been furnished to other persons as required. The statement must be signed and must indicate that it is made under Section 83(b) of the Code.

Accounting Consequences

     The accounting treatment of Options selected by the Trust provides that no amount is accrued as compensation and thus charged against earnings unless the Options were granted at below the market price. In the latter circumstance, the excess of such market price over the exercise price is fixed at the date of grant and is charged against earnings over the vesting period of the Options.

Recommendation and Required Vote

     The Board of Trustees recommends a vote FOR approval of the above proposal. Approval of the above proposal requires the affirmative vote of the holders of a majority of the common shares represented at the Meeting.

                        PROPOSAL TO APPROVE THE LIBERTY
                  PROPERTY TRUST EMPLOYEE STOCK PURCHASE PLAN

     On February 7, 2001, the Board of Trustees unanimously adopted, and recommended for approval by the shareholders at the Meeting, the Liberty Property Trust Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Board of Trustees reserved 750,000 common shares for purchase under the Stock Purchase Plan. The Stock Purchase Plan will provide eligible employees of the Trust and its subsidiaries the opportunity to purchase common shares, which the Board of Trustees believes is to the mutual benefit of the employees and the Trust.

     The Board believes it is in the best interests of the Trust and the shareholders to adopt the Stock Purchase Plan. The Stock Purchase Plan is intended to encourage employees to contribute materially to the growth of the Trust, thereby benefiting the shareholders and aligning the interests of the employees with shareholders. If the shareholders approve the Stock Purchase Plan, it will become effective as of May 1, 2001. The following is a brief summary of the Stock Purchase Plan, a copy of which will be made available without charge to any person upon his or her written request, which request should be directed to the Director of Investor Relations at the address of the Trust appearing on the first page of this proxy statement.

Administration

     The Trust's Compensation Committee will administer the Stock Purchase
Plan.

Participants

     Employees are eligible to participate in the Stock Purchase Plan if they have been employed with the Trust or a designated subsidiary for at least one year, if their employment is customarily 20 hours or more per week and for five or more months in a calendar year, and the employee is not deemed, under the provisions of the Code, to own 5% or more of the common shares. Unless the Trust's Compensation Committee determines otherwise, eligible employees may elect to participate in the Stock Purchase Plan at least 15 days prior to the applicable purchase period.

Purchase of Shares

     The Stock Purchase Plan is implemented in a series of consecutive purchase periods, each approximately six months long. Unless the Compensation Committee specifies otherwise, each purchase period begins on January 1 and June 1 and continues until the succeeding May 31 and December 31, respectively. On the first day of each purchase period, each participant is granted an option to purchase shares of the common shares, which option will be automatically exercised on the last date of the purchase period. The number of common shares that a participant will acquire during a purchase period is determined by dividing the balance of the participant's account on the last day of the purchase period by the per share purchase price. The participant's account consists of accumulations of after-tax payroll deductions of, at his or her election, an amount not less than $25 per paycheck ($50 on a monthly payroll basis) and not more than 10% of the participant's compensation, as well as additional deposits made by the participant during the purchase period. However, the total amount that a participant may contribute to his or her account during a purchase period may not exceed 10% of his or her base compensation for that period. The purchase price for a common share is the lower of 85% of the fair market value of the common shares on the date of grant or 85% of the fair market value on the purchase date. No participant will be granted an option under the Stock Purchase Plan that would permit the participant to purchase shares having an aggregate fair market value of more than $25,000, as determined when the option is granted, for any calendar year.

Termination of Participation

     Employees may end their participation in the Stock Purchase Plan at any time during the purchase period. Participation ends automatically, however, if the employee is no longer eligible to participate in the Stock Purchase Plan or at termination of employment, whichever is earlier. During the participant's lifetime, only the participant may exercise the option under the Stock Purchase Plan, and the participant may not transfer or otherwise assign his or her right to the option. If an employee dies while participating in the Stock Purchase Plan, unless the employee's legal representative directs otherwise, any amounts withheld from his or her compensation will be used to purchase common shares on the purchase date for the purchase period, and the purchased common shares and any residual amounts will be delivered to the employee's estate.

Availability of Shares

     If the number of common shares available in any purchase period is insufficient to cover the total number of shares to be purchased, the number of common shares each employee is entitled to purchase will be proportionally reduced and the Stock Purchase Plan will automatically terminate, unless the Board of Trustees acts to increase the number of common shares available under the Stock Purchase Plan. In the event of an increase or decrease in the number of issued common shares resulting from a subdivision or consolidation of common shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease of such common shares, the aggregate number of common shares reserved for purchase under the Stock Purchase Plan, the maximum number of common shares that may be purchased during a purchase period, and the purchase price may be appropriately adjusted.

Amendment and Termination

     The Board of Trustees has the right to amend the Stock Purchase Plan at any time, except that any amendment that is required to be approved by the shareholders under Section 423 of the Code must be submitted to the shareholders for approval. The Stock Purchase Plan will terminate ten years from its effective date, unless the Board of Trustees terminates it sooner.

Federal Income Tax Consequences

     The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. The Stock Purchase Plan is not qualified under Section 401 of the Internal Revenue Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. The following discussion assumes that the purchase price for common shares offered under the Stock Purchase Plan is 85% of the market value of the common shares on the purchase date. This description of the federal tax consequences of the Stock Purchase Plan is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state and local tax consequences.

     Under the Code, as currently in effect, an employee will not recognize income, nor will the Trust be entitled to a deduction, when the employee purchases common shares under the Stock Purchase Plan. Instead, an employee will recognize income when he or she sells or otherwise disposes of common shares purchased under the Stock Purchase Plan or when he or she dies.

     If an employee sells common shares purchased under the Stock Purchase Plan more than two years after the date on which the option to purchase the common shares was granted and more than one year after the purchase of the common shares (the "statutory holding period"), a portion of the gain will be ordinary income and a portion will be capital gain. The employee will be taxed at ordinary income tax rates on an amount equal to 15% of the value of the common shares on the option grant date (the first day of the purchase period) or, if less, the entire gain on the sale. An employee will have additional capital gain or loss equal to the difference, if any, between the proceeds of the sale and his basis in the shares (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long a participant holds the common shares. The Trust will not be entitled to any tax deduction with respect to the sale after the statutory holding period.

     If an employee sells common shares before the end of the statutory holding period, he or she generally will be taxed at ordinary income tax rates to the extent that the value of the common shares when the shares were purchased (on the last day of the purchase period) exceeded the purchase price. The Trust will be entitled to a corresponding deduction. The employee will have additional capital gain or loss on the difference between the proceeds of the sale and his or her basis in the common shares (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the participant holds the common shares.

     The estate of a participant who dies while holding common shares purchased under the Stock Purchase Plan will recognize ordinary income in the year of the participant's death of an amount equal to 15% of the value of the common shares on the option grant date (the first day of the purchase period) or, if less, the amount by which the market value of the common shares at the date of death exceeds the purchase price.

Recommendation and Required Vote

     The Board of Trustees recommends a vote FOR approval of the above proposal. Approval of the above proposal requires the affirmative vote of the holders of a majority of the common shares represented at the Meeting.

                           RATIFICATION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees has selected Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2001. Ernst & Young LLP has audited the Trust's financial statements since the Trust's inception. A representative of Ernst & Young LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees billed to the Trust by Ernst & Young LLP during 2000

     Audit Fees. Audit fees billed to the Trust by Ernst & Young LLP for the audit of the Trust's 2000 annual financial statements and the review of the financial statements included in the Trust's quarterly reports on Form 10-Q totaled $256,500.

     Financial Information Systems Design and Implementation Fees. The Trust did not engage Ernst & Young LLP to provide advice to the Trust regarding financial information systems design and implementation during 2000.

     All Other Fees. Fees billed to the Trust by Ernst & Young LLP during 2000 for all other services rendered to the Trust totaled $428,421, including $60,272 for audit related services.

     Shareholder ratification of the selection of Ernst & Young LLP as the Trust's independent public accountants is not required by the Trust's By-Laws or any other applicable legal requirement. However, the Board of Trustees is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Trustees will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Trustees at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Trust and the shareholders.

     The Audit Committee has considered whether Ernst & Young LLP's provision of services other than professional services rendered for the audit and review of the Trust's annual financial statements is compatible with maintaining Ernst & Young LLP's independence, and has determined that it is so compatible.

Recommendation and Required Vote

     The Board of Trustees recommends a vote FOR approval of the above proposal. Approval of the above proposal requires the affirmative vote of the holders of a majority of the common shares represented at the Meeting.

                             CERTAIN TRANSACTIONS

     The founding partners of Rouse & Associates owned all of The Norwood Company ("Norwood"), a construction company that performed much but not all of the construction for Rouse & Associates. In January 1995, the owners of Norwood sold the company to certain of its employees, none of whom is a Trust employee, taking back notes that are non-recourse to the buyers. One of the Named Executive Officers and his wife hold certain of such notes, which have an aggregate outstanding balance of approximately $909,990. Amounts paid by the Company to Norwood in 2000 pursuant to construction contracts were $12.3 million.

     The Company provides management services with respect to a joint venture between Rouse Kent Limited, which is owned by certain senior executives of the Company and the County of Kent, England. The Company has an option to purchase Rouse Kent Limited for nominal consideration. On March 15, 2001, the Company had accounts receivable and a loan receivable from Rouse Kent Limited and affiliates with balances of $7.4 million and $12.5 million, respectively. The loan, which bears interest at a rate of 12% per annum, matures on November 30, 2001 and is secured by a mortgage. The Company has agreed to loan an additional $1.6 million in connection with the development of two office properties in the County of Kent, England.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board. In addition, the Committee has considered the effect of the independent auditors provision of non-audit services on the audit and consider such services compatible with the independent auditors maintenance of independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors. A copy of the Audit Committee Charter is set forth below.

                                Audit Committee

                         Frederick F. Buchholz (Chair)
                                John A. Miller
                            Thomas C. DeLoach, Jr.
                               Stephen B. Siegel
                               M. Leanne Lachman

--------------------------------------------------------------------------------

                            AUDIT COMMITTEE CHARTER

                                 Organization

     The Audit Committee of the Board of Trustees shall be comprised of at least three trustees who are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

                              Statement of Policy

     The Audit Committee shall provide assistance to the trustees in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Trustees, the independent auditors and the financial management of the Company. It is the expectation of the Audit Committee that the financial management will fulfill its responsibility of bringing any significant items to the attention of the Audit Committee.

                               Responsibilities

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the trustees and shareholders that the corporate accounting and reporting practices of the Company are in accordance with pertinent requirements.

     In carrying out these responsibilities, the Audit Committee will:

     o Obtain annually the full Board of Trustees' approval of this Charter and review and reassess this Charter as conditions dictate.

     o Review and recommend to the trustees the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     o Preapprove all non-audit services provided by the independent auditors, with appropriate delegations to company senior management.

     o Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Trustees and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditors' compensation and at the conclusion thereof review such audit or reviews, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, the Company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with

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                                       18

--------------------------------------------------------------------------------

       financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present.

     o Report the results of the annual audit to the Board of Trustees.

     o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     o Include a report of the Audit Committee in the proxy statement.

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Trustees.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

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                                       19

                      REPORT OF THE CORPORATE GOVERNANCE
                           AND NOMINATING COMMITTEE

     The Corporate Governance and Nominating Committee meets to address matters regarding corporate governance and makes recommendations to the Board regarding nominees for positions on the Board.

     The Corporate Governance and Nominating Committee has developed and the Board has adopted the Governance Guidelines set forth below.

--------------------------------------------------------------------------------

                             GOVERNANCE GUIDELINES

                         Board Size and Qualification

     The Board believes that approximately nine to thirteen is an appropriate number of Trustees for the Company. The Corporate Governance and Nominating Committee reviews annually the appropriate skills and characteristics required of Board members in light of the current make-up of the Board. This assessment includes issues of diversity, age, public company experience and skills such as knowledge of corporate governance, an understanding of real estate, finance, marketing, technology, regulation and public policy matters and international background. The principal qualification for a trustee is the ability to act in the best interests of all the shareholders.

                      Mix of Inside and Outside Trustees

     The Board believes there should always be a substantial majority of independent Trustees. The Board believes that, in addition to the Chief Executive Officer/President of the Trust, it may be appropriate, from time to time, for one or more additional officers of the Trust to be members of the Board. However, no officer of the Trust -- other than the Chief Executive Officer/President -- should expect to be elected to the Board by virtue of his or her position with the Trust.

                             Frequency of Meetings

     The Board will usually meet in person five times a year. (One meeting will generally be conducted in one of the Company's regional offices.) Special meetings are called as necessary. It is the responsibility of the Trustees to attend all of the meetings.

     The Board meeting schedule for each year is submitted to and approved by the Board in advance.

                        Number and Types of Committees

     A substantial portion of the analysis and work of the Board is done by standing Committees. A Trustee is expected to participate actively in the meetings of each Committee to which he or she is appointed.

     The Board has established the following standing Committees: Audit, Compensation and Corporate Governance and Nominating. Each Committee has adopted a charter. Each such charter will be reviewed by the Board and thereafter will be subject to periodic review by such Committee and the Board.

     Each independent Trustee is expected to serve on at least one Committee and is encouraged to serve on two Committees.

      Assignment and Rotation of Committee Members and Chair Designation

     The Board, through the Corporate Governance and Nominating Committee, designates the members and chairs of the Committees, taking into account the desires and skills of individual Board members and the suggestions of the Chief Executive Officer.

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                                       20

--------------------------------------------------------------------------------

     It is the sense of the Board that generally Committee chairpersons should be appointed for a three year term and should be rotated at the end of the term. The Board does not feel that such a rotation should be mandated as a policy since there may be reasons at a given time to maintain an individual Trustee's chair status for a longer period or to shorten the period.

     The Board believes that Committee membership should be considered annually with a view to utilizing the talents of individual Board members to best serve the Trust's needs. The Board does not feel that rotation of Committee membership should be mandated as a policy since there may be reasons at a given time to maintain an individual Trustee's Committee membership status for a longer period or to shorten the period. The learning time to become an active contributor on a particular Committee is also a factor.

                          Construction of Committees

     The Board has the flexibility to form a new Committee or to disband a current Committee, as it deems appropriate. The chair of each Committee reports to the full Board, whenever appropriate, with respect to those matters considered and acted upon by his or her Committee.

                        Assessing the Board's Function

     The members of the Corporate Governance and Nominating Committee will be responsible to report annually to the Board an assessment of the Board's function. This assessment should include such items as the frequency of Board and Committee meetings, and should be discussed with the full Board at the February quarterly meeting.

     The assessment should be of the Board's contribution as a whole and specifically review the areas in which the Board and management believes a better contribution could be made. The goal of this assessment is to increase the effectiveness of the Board.

     With the goal of increasing the effectiveness of the Board and its relationship to management at such time as a member of the Board stands for re-nomination, the Corporate Governance and Nominating Committee will engage in evaluation of that member, such evaluation to include a survey of the individual views of all independent Trustees, which are then shared with the full Board and with management.

               Formal Evaluation of the Chief Executive Officer

     The independent Trustees are responsible for evaluating the performance of the Chief Executive Officer. This evaluation should be conducted annually, and it should be communicated to the Chief Executive Officer by the Chair of the Compensation Committee. The evaluation is to be used by the Compensation Committee in determining the compensation of the Chief Executive Officer.

     The evaluation should be based on objective criteria to include the performance of the business, accomplishment of reported goals and long-term strategic objectives and the development of management.

                              Succession Planning

     There should be an annual report by the Chief Executive Officer on succession planning. This report will be made during one of the separate sessions of the independent Trustees.

                                  Term Limits

     The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Trustees who have been able to develop, over a period of time, increasing insight into the Trust and its operations and, therefore, provide an increasing contribution to the Board as a whole. The Board believes that its present annual board evaluation process provides appropriate checks and balances to assure the ongoing vitality of the Board.

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                                       21

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                      Trustees Who Change Their Vocation

     Individual Trustees who change the primary vocation they pursued when they were elected to the Board should inform the Chief Executive Officer and the Chair of the Corporate Governance and Nominating Committee of the change. In addition, they must volunteer, in writing, to resign from the Board.

     The Corporate Governance and Nominating Committee, in consultation with the Chief Executive Officer, will evaluate the offer to resign and make a recommendation to the Board.

                        Executive Sessions of the Board

     The outside Trustees will meet periodically in executive session with the Chief Executive Officer. In addition, one or more executive sessions will be held among outside Trustees only.

--------------------------------------------------------------------------------

     The Report of the Corporate Governance and Nominating Committee shall not be deemed incorporated by reference any general statement that incorporates by reference any portion of this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                 Corporate Governance and Nominating Committee

                           M. Leanne Lachman (Chair)
                              Willard G. Rouse III
                               J. Anthony Hayden
                              David L. Lingerfelt

                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Trust's executive compensation program is administered by the Compensation Committee of the Board of Trustees, which is composed of independent members of the Board. The Compensation Committee's responsibilities include the following: reviewing the performance of the Trust's executive officers, fixing the base compensation of executive officers, awarding appropriate bonuses and making long-term incentive compensation awards, including grants of shares and options.

     The Compensation Committee generally makes its final compensation determinations for each fiscal year after the end of that fiscal year including determining cash bonuses and long-term incentive awards, if any, for the past year's performance. Also at that time, the Compensation Committee sets base salaries for the following fiscal year. Accordingly, the Compensation Committee met in February 2001 to determine incentive compensation awards for the Named Executive Officers for 2000, and fixed the base salaries for such officers for 2001.

     In making its determinations, the Compensation Committee considered recommendations from management, along with other factors, including independently prepared industry compensation information. For 2000, the Compensation Committee engaged an independent compensation and benefits consultant to advise the Compensation Committee regarding executive officer compensation matters, such as base salary, annual incentive compensation and long-term incentive compensation. The Compensation Committee considered the consultant's analysis in determining base salaries and incentive compensation.

     Executive Officer Compensation Policies. In establishing the compensation of the Trust's executive officers, the Compensation Committee has the following objectives: (a) to support the achievement by the Trust of desired performance,
(b) to provide compensation and benefits that will attract, motivate and retain superior talent, (c) to reward individual performance and (d) to relate a significant portion of an executive officer's compensation to the Trust's actual performance, including long-term performance. The Compensation Committee believes that, in order to achieve these objectives, a significant portion of an executive officer's total compensation should consist of variable, performance-based components. To this end, the executive compensation program utilizes long-term incentives consisting of equity-based compensation and annual incentives through cash bonuses. These incentives are intended to achieve a further goal of the Committee, which is to align the interests of executive officers with those of the Trust's shareholders by linking a portion of executive compensation directly to increases in shareholder value.

     The Trust seeks to provide total compensation to its executive officers which is competitive with the total compensation for executive officers paid by REITs similar to the Trust (the "peer group"). The peer group was chosen by the Compensation Committee in consultation with the independent compensation and benefits consultant. The Compensation Committee believes that a peer group comparison enables the Trust to determine a fair level of compensation for executive officers, while assuring shareholders that executive pay levels are reasonable.

     In addition to the components noted above, the compensation program may also include various benefits, such as health insurance plans and pension, profit sharing and retirement plans in which substantially all of the Trust's employees participate. At the present time, the only plans in effect are health, life and disability insurance plans, a 401(k) plan, an employee stock purchase plan and the severance plan for certain senior officers of the Trust described under "Severance Plan."

     Base Salary. Base salaries are set by the Compensation Committee and are designed to be competitive with the salaries paid by peer group members. Changes in individual base salaries are based in part on the review of the report prepared by the independent benefits and compensation consultant, which included a review of peer group practices, as well as the Trust's performance, the individual's performance, experience and responsibility and increases in cost of living indices. The weight given such factors by the Compensation Committee may vary from individual to individual. Base salaries are reviewed for adjustment annually.

     Annual Incentive Compensation. The Named Executive Officers participate in a bonus program whereby they are eligible for cash bonuses if certain performance objectives, established by the Compensation Committee, are achieved. The annual cash bonus for the Named Executive Officers is based upon the growth of funds from operations of the Trust per common share measured relative to the corresponding performance of the peer group. The annual cash bonus is subject to adjustment by the Compensation Committee in its discretion.

     Consistent with a policy adopted by the Compensation Committee for all employees, an executive officer has the option of taking common shares in lieu of a cash bonus at the rate of shares equal to 120% of the cash value of the bonus or the portion thereof for which common shares are substituted. Dividends will be paid on such common shares issued pursuant to such awards for 2000 and the restrictions related to such awards will expire on March 15, 2002.

     Long-Term Incentive Compensation. Long-term incentive compensation for the Named Executive Officers is provided through the grant of share options and/or restricted share awards. The options awarded to the Named Executive Officers for 2000 were based in part on the review of the report prepared by the independent benefits and compensation consultant, which consisted of a review of peer group practices, as well as the Trust's performance with respect to total shareholder return and the individual's performance, experience and responsibility. The long-term incentive compensation awards are subject to adjustment by the Compensation Committee in its discretion. The grant of share options and restricted share awards, if any, are made under the Trust's Amended and Restated Share Incentive Plan, which is administered by the Compensation Committee.

     The exercise price of options granted with respect to 2000 is the market price of the common shares at the time of grant and, therefore, the options will have value only if the Trust's share price increases over the exercise price after the option is granted. The Compensation Committee believes that the grant of share options provides a long-term incentive to the grantees to contribute to the growth of the Trust and establishes a direct link between compensation and shareholder return.

     The Compensation Committee also believes that the grant of restricted share awards provides a long-term incentive to the grantees to contribute to the growth of the Trust and establishes a direct link between compensation and shareholder return. No restricted share awards were made to Named Executive Officers for 2000.

     The terms of options and restricted share awards, including vesting, exercisability and term, are determined by the Compensation Committee, subject to requirements imposed by the Share Incentive Plan. The options granted with respect to 2000 vest over a three-year period beginning with the date of the grant as follows: 20% after the first year, 50% after two years and 100% after three years.

     The awards made by the Compensation Committee are based upon the relative position and responsibilities of each employee, historical and expected contributions of each employee to the Trust and a review of competitive equity compensation for employees of peer group members. For information regarding recent options and restricted stock awards granted to the Trust's Named Executive Officers, reference is made to the tables set forth under "Compensation of Executive Officers."

     In the event of a Change of Control (as defined in the Share Incentive
Plan), all outstanding options and restricted shares become fully vested.

     After consultation with the independent compensation and benefits consultant, consideration of independent compensation data and the objectives of the compensation policy, the Compensation Committee has instituted a long-term incentive compensation program that is linked directly to total shareholder return. It is intended that long-term incentive compensation awards made to executive officers will be derived from the Company's total return measured against a peer group determined by the Compensation Committee, with above median compensation only paid for above median performance. The long-term incentive compensation program is subject to adjustment by the Compensation Committee in its discretion.

     Section 162(m) of the Code imposes a limitation on the deductibility of nonperformance based compensation in excess of $1.0 million paid to certain executive officers. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted, while simultaneously providing executives appropriate awards for their performance. The Company's long-term incentive plans have been designed to comply with the performance-based requirements of
Section 162(m).

     Chief Executive Officer Compensation. The base salary, annual incentive compensation and long-term incentive compensation awarded to the Trust's Chief Executive Officer, Mr. Rouse, are determined substantially in conformity with the policies described above for all other Named Executive Officers of the Trust. In 2000, Mr. Rouse was paid $332,207 in base salary and $275,000 in performance bonus. Mr. Rouse was also granted options to purchase 129,353 common shares.

                             Compensation Committee

                            John A. Miller (Chair)
                             Frederick F. Buchholz
                            Thomas C. DeLoach, Jr.
                               Stephen B. Siegel

     The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                         SHARE PRICE PERFORMANCE GRAPH

     The following table compares the cumulative total shareholder return on the common shares for the period beginning December 31, 1995 and ending December 31, 2000 with the cumulative total return on the Standard & Poor's 500 Stock Index ("S&P 500"), the NAREIT Equity REIT Total Return Index ("NAREIT Index") and the Russell 2000 Index ("Russell 2000") over the same period. Total return values for the S&P 500, the NAREIT Index, the Russell 2000 and the common shares were calculated based on cumulative total return assuming the investment of $100 in the NAREIT Index, the S&P 500, the Russell 2000 and the common shares on December 31, 1995, and assuming reinvestment of dividends in all cases. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                     Comparison of Cumulative Total Return
           Liberty Property Trust Common Shares, NAREIT Equity REIT
          Total Return Index, the Russell 2000 Index and S&P 500 Index

                               [GRAPHIC OMITTED]

                            1995                         1996                                          1997
                          --------   -------------------------------------------  -------------------------------------------
                          Dec. 31    Mar. 31    June 30    Sept. 30     Dec. 31   Mar. 31     June 30    Sept. 30     Dec. 31
Liberty Property Trust    $100.00    $ 99.40    $ 97.64     $109.00     $131.50   $127.10     $131.24     $144.34     $155.34
NAREIT Index (1)           100.00     102.27     106.82      113.81      135.27    136.21      142.98      159.88      162.67
S&P 500                    100.00     105.37     110.10      113.50      122.96    126.26      148.30      159.41      163.99
Russell 2000 (2)           100.00     105.10     110.36      110.73      116.49    110.47      128.38      147.48      142.55
                                            1998                                           1999
                          -----------------------------------------     -----------------------------------------
                           Mar. 31   June 30    Sept. 30    Dec. 31      Mar. 31   June 30    Sept. 30    Dec. 31
Liberty Property Trust    $148.42    $143.50    $135.92     $143.31     $123.37    $150.61    $140.50     $156.55
NAREIT Index (1)           161.91     154.49     138.23      134.20      127.73     140.61     129.30      128.00
S&P 500                    186.86     193.04     173.84      210.86      221.35     236.95     222.15      255.20
Russell 2000 (2)           156.88     149.57     119.44      138.92      131.38     151.81     142.22      168.46
                                            2000
                           -----------------------------------------
                           Mar. 31   June 30    Sept. 30    Dec. 31
Liberty Property Trust     $154.80   $170.99    $185.05     $196.08
NAREIT Index (1)            131.06    144.87     155.95      161.75
S&P 500                     261.05    254.11     251.65      231.96
Russell 2000 (2)            180.38    174.39     176.31      164.13

------------

(1) The NAREIT Index (consisting of 159 real estate investment trusts with a an equity market capitalization of $134.4 billion at December 31, 2000) is maintained by the National Association of Real Estate Investment Trusts, Inc., is published monthly, and is based on the last closing prices of the preceding month.

(2) The Russell 2000 Index is a popular measure of the stock price performance of small companies. Russell Indexes are market capitalization weighted indices. The Russell 1000 Index is comprised of the 1,000 largest U.S. stocks in terms of market capitalization. The Russell 2000 Index is comprised of the next 2,000 largest U.S. stocks in terms of market capitalization.

     The share price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                         PROPOSALS OF SECURITY HOLDERS

     All proposals of any shareholder of the Trust that such shareholder wishes to be presented at the 2002 Annual Meeting of Shareholders and included in the proxy statement and form of proxy prepared for that meeting must be received by the Trust at its principal executive offices no later than January 16, 2002 to be considered for inclusion in such proxy statement and form of proxy. Any such proposal must be submitted in writing to the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement. A proposal which does not comply with the applicable requirements of Rule 14a-8 under the Exchange Act will not be included in management's proxy soliciting material for the 2002 Annual Meeting of Shareholders.

     A shareholder of the Trust may wish to have a proposal presented at the 2002 Annual Meeting of Shareholders, but not to have such proposal included in the Trust's proxy statement and form of proxy relating to that meeting. Pursuant to Section 12(b) of the Trust's By-laws, notice of any such proposal must be received by the Trust between February 15, 2002 and March 17, 2002. If it is not received during this period, such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) under the Exchange Act, and, therefore, the proxies will have the right to exercise discretionary voting authority with respect to such proposal. Any such proposal must be submitted in writing to the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement.

                            SOLICITATION OF PROXIES

     The cost of the solicitation of proxies will be borne by the Trust. In addition to the use of the mails, solicitations may be made by telephone and personal interviews by officers, directors and regularly engaged employees of the Trust. The Trust has engaged Corporate Investor Communications, Inc. ("CIC") to distribute the Trust's shareholder materials and solicit proxies. The Trust has agreed to pay CIC a fee of approximately $6,500 and reimburse CIC for all reasonable disbursements. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward this proxy statement to the beneficial owners of the stock held of record by such persons, and the Trust will reimburse them for their charges and expenses in this connection.

                          ANNUAL REPORT ON FORM 10-K

     The Trust will provide without charge to each person solicited by this proxy statement, at the written request of any such person, a copy of the Trust's Annual Report on Form 10-K (including the financial statements and the schedules thereto) as filed with the Commission for its most recent fiscal year. Such written requests should be directed to the Director of Investor Relations at the address of the Trust appearing on the first page of this proxy statement.

                                                                      Appendix I



                             LIBERTY PROPERTY TRUST

                          EMPLOYEE STOCK PURCHASE PLAN

         The purpose of the Liberty Property Trust Employee Stock Purchase Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to purchase the common shares of beneficial interest in Liberty Property Trust (the "Company"). The Board of Trustees of the Company believes that employee participation in stock ownership will be to the mutual benefit of the employees and the Company. The Plan must be approved by the shareholders of the Company within 12 months after the date on which the Plan is adopted.


                                    ARTICLE I
                                   Definitions

                  Sec. 1.01 "Board of Trustees" means the Board of Trustees of the Company.

                  Sec. 1.02 "Code" means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

                  Sec. 1.03 "Committee" means the committee appointed by the Board of Trustees to administer the Plan, as provided in Section 5.04.

                  Sec. 1.04 "Company" means Liberty Property Trust, a Maryland real estate investment trust, or any successor by merger or otherwise.

                  Sec. 1.05 "Compensation" means a Participant's base wages, overtime pay, commissions, cash bonuses, premium pay and shift differential, before giving effect to any compensation reductions made in connection with plans described in section 401(k) or 125 of the Code.

                  Sec. 1.06 "Effective Date" shall mean May 1, 2001.

                  Sec. 1.07 "Election Date" means each June 1 and January 1 or such other dates as the Committee shall specify; provided that the first Election Date for the Plan shall be the Effective Date.

                  Sec. 1.08 "Eligible Employee" means each employee of the
Employer:

                  (i) Who is employed by the Employer as an employee (and not as an independent contractor),

                  (ii) Whose customary employment is for more than 20 hours per week and for more than five months per year,

                  (iii) Who is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and

                  (iv) Who has completed at least 1 year of service with the Employer, including any period of service with any predecessor business unit acquired by the Employer (whether by asset purchase, stock purchase, merger or otherwise).

                  Sec. 1.09 "Employer" means the Company and each Subsidiary.

                  Sec. 1.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as the same may hereafter be amended.

                  Sec. 1.11 "Market Value" means the last price for the Stock as reported on the principal market on which the Stock is traded for the date of reference. If there was no such price reported for the date of reference, "Market Value" means the last reported price for the Stock on the day next preceding the date of reference for which such price was reported or, if there was no such reported price, the fair market value as determined by the Committee.

                  Sec. 1.12 "Participant" means each Eligible Employee who elects to participate in the Plan.

                  Sec. 1.13 "Plan" means the Liberty Property Trust Employee Stock Purchase Plan, as set forth herein and as hereafter amended.

                  Sec. 1.14 "Plan Year" means each calendar year during which the Plan is in effect.

                  Sec. 1.15 "Purchase Agreement" means the instrument prescribed by the Committee pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Stock on the terms and conditions offered by the Company. The Purchase Agreement is intended to evidence the Company's offer of an option to the Eligible Employee to purchase Stock on the terms and conditions set forth therein and herein.

                  Sec. 1.17 "Purchase Date" means the last day of each Purchase Period.

                  Sec. 1.18 "Purchase Period" means each six-month period or other period specified by the Committee, beginning on or after the Effective Date, during which the Participant's Stock purchase is funded through payroll deduction accumulations. The first Purchase Period shall begin on the Effective Date and continue until December 31, 2001.

                  Sec. 1.19 "Purchase Price" means the purchase price for shares of Stock purchased under the Plan, determined as set forth in Section 3.03.

                  Sec. 1.20 "Stock" means the common shares of beneficial interest, $.001 par value per share, in the Company.

                  Sec. 1.21 "Subsidiary" means any present or future corporation which (i) constitutes a "subsidiary corporation" of the Company as that term is defined in section 424 of the Code and (ii) is designated as a participating entity in the Plan by the Committee.


                                   ARTICLE II
                           Admission to Participation

                  Sec. 2.01 Initial Participation. An Eligible Employee may elect to participate in the Plan and may become a Participant effective as of any Election Date, by executing and filing with the Committee a Purchase Agreement at such time in advance of the Election Date as the Committee shall prescribe. The Purchase Agreement shall remain in effect until it is modified through discontinuance of participation under Section 2.02 or a change under
Section 3.05.

                  Sec. 2.02  Discontinuance of Participation.

                  (a) A Participant may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the Purchase Date as the Committee shall prescribe. A Participant who ceases contributions during a Purchase Period may not make additional contributions to the Plan during the Purchase Period. The Participant may again elect to participate in the Plan on the next Election Date, if the Participant is then an Eligible Employee. The Participant who ceases contributions during a Purchase Period may request payment of any funds held in his or her account under the Plan. Any funds remaining in the Participant's account on the Purchase Date shall be used to purchase Stock pursuant to Section 3.04, if the Participant remains an Eligible Employee.

                  (b) If a Participant ceases to be an Eligible Employee, his or her participation automatically shall cease, no further purchase of Stock shall be made for the Participant and the Participant may request payment of any funds held in his or her account under the Plan.

                  Sec. 2.03 Readmission to Participation. Any Eligible Employee who has previously been a Participant, who has discontinued participation (whether by cessation of eligibility or otherwise), and who wishes to be reinstated as a Participant may again become a Participant by executing and filing with the Committee a new Purchase Agreement. Reinstatement to Participant status shall be effective as of any Election Date, provided the Participant files a new Purchase Agreement with the Committee at such time in advance of the Election Date as the Committee shall prescribe.


                                   ARTICLE III
                            Stock Purchase and Resale

                  Sec. 3.01 Reservation of Shares. There shall be 750,000 shares of Stock reserved for issuance or transfer under the Plan, subject to adjustment in accordance with Section 4.02.

Except as provided in Section 4.02, the aggregate number of shares of Stock that may be purchased under the Plan shall not exceed the number of shares of Stock reserved under the Plan.

                  Sec. 3.02  Limitation on Shares Available.

                           (a)      The maximum number of shares of Stock that
may be purchased for each Participant on a Purchase Date is the lesser of (a) the number of whole shares of Stock that can be purchased by applying the full balance of the Participant's withheld funds to the purchase of shares of Stock at the Purchase Price, or (b) the Participant's proportionate part of the maximum number of shares of Stock available under the Plan, as stated in Section 3.01.

                           (b)      Notwithstanding the foregoing, if any person
entitled to purchase shares pursuant to any offering under the Plan would be deemed for purposes of section 423(b)(3) of the Code to own stock (including any number of shares of Stock that such person would be entitled to purchase under the Plan) possessing five percent or more of the total combined voting power or value of all classes of stock of Company, the maximum number of shares of Stock that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock that such person is deemed to own (excluding any number of shares of Stock that such person would be entitled to purchase under the Plan), is one less than such five percent. Any amounts withheld from a Participant's compensation that cannot be applied to the purchase of Stock by reason of the foregoing limitation shall be returned to the Participant as soon as practicable.

                           (c)      A Participant may not purchase shares of
Stock having an aggregate Market Value of more than $25,000, determined at the beginning of each Purchase Period, for any calendar year in which one or more offerings under this Plan are outstanding at any time, and a Participant may not purchase a share of Stock under any offering after the expiration of the Purchase Period for the offering.

                  Sec. 3.03  Purchase Price of Shares.

                  (a) Unless the Committee determines otherwise, the Purchase Price per share of the Stock to be sold to Participants under the Plan shall be the lower of:

                  (i) 85% of the Market Value of such share on the first day of the Purchase Period, or

                  (ii) 85% of the Market Value of such share on the Purchase
Date.

                  (b) The Committee may determine that the Purchase Price shall be the Market Value, or a percentage of the Market Value, on either of the first day of the Purchase Period or the Purchase Date, or the lower of such values, so long as the percentage shall not be lower than 85% of such Market Value.

                  Sec. 3.04  Exercise of Purchase Privilege.

                  (a) As of the first day of each Purchase Period, each Participant shall be granted an option to purchase shares of Stock at the Purchase Price specified in Section 3.03. The option shall continue in effect through the Purchase Date for the Purchase Period. Subject to the provisions of
Section 3.02 above, on each Purchase Date, the Participant shall automatically be deemed to have exercised his or her option to purchase shares of Stock, unless he or she notifies the Committee, in such manner and at such time in advance of the Purchase Date as the Committee shall prescribe, of his or her desire not to make such purchase.

                  (b) Subject to the provisions of Section 3.02, there shall be purchased for the Participant on each Purchase Date, at the Purchase Price for the Purchase Period, the largest number of whole shares of Stock as can be purchased with the amounts withheld from the Participant's Compensation during the Purchase Period. Each such purchase shall be deemed to have occurred on the Purchase Date occurring at the close of the Purchase Period for which the purchase was made. Any amounts that are withheld from a Participant's Compensation in a Purchase Period and that remain after the purchase of whole shares of Stock on a Purchase Date will be held in the Participant's account, without interest, and applied on the Participant's behalf to purchase Stock on the next Purchase Date.

                  Sec. 3.05 Payroll Deductions. Each Participant shall authorize payroll deductions from his or her Compensation for the purpose of funding the purchase of Stock pursuant to his or her Purchase Agreement. In the Purchase Agreement, each Participant shall authorize an after-tax payroll deduction from each payment of Compensation during the Purchase Period of an amount not less than $25 per paycheck ($50 for any Participant on a monthly payroll period) and not more than 10% of such Participant's Compensation. A Participant may change the deduction to any permissible level effective as of any Election Date. A change shall be made by filing with the Committee a notice in such form and at such time in advance of the Election Date on which the change is to be effective as the Committee shall prescribe.

                  Sec. 3.06 Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's authorized payroll deductions. All funds received or held by the Company under the Plan are general assets of the Company, shall be held free of any trust or other restriction, and may be used for any corporate purpose.

                  Sec. 3.07  Share Ownership; Issuance of Certificates.

                  (a) The shares of Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued or sold at the close of business on the Purchase Date. Prior to that time, none of the rights or privileges of a shareholder of the Company shall inure to the Participant with respect to such shares of Stock. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee.

                  (b) The Committee, in its sole discretion, may determine that shares of Stock shall be delivered by (i) issuing and delivering to the Participant a certificate for the number of shares of Stock purchased by the Participant, (ii) issuing and delivering certificates for the number of shares of Stock purchased to a firm which is a member of the National Association of Securities Dealers, as selected by the Committee from time to time, which shares shall be maintained by such firm in a separate brokerage account for each Participant, or (iii) issuing and delivering certificates for the number of shares of Stock purchased by Participants to a bank or trust company or affiliate thereof, as selected by the Committee from time to time, which shares may be held by such bank or trust company or affiliate in street name, but with a separate account maintained by such entity for each Participant reflecting such Participant's share interests in the Stock. Each certificate or account, as the case may be, may be in the name of the Participant or, if he or she so designates on the Participant's Purchase Agreement, in the Participant's name jointly with the Participant's spouse, with right of survivorship, or in such other form as the Committee may permit.

                  (c) The Committee, in its sole discretion, may impose such restrictions or limitations as it shall determine on the resale of Stock, the issuance of individual stock certificates or the withdrawal from any shareholder accounts established for a Participant.

                  (d) If, under Section 3.07(b), certificates for Stock are held for the benefit of the Participant, any dividends payable with respect to shares of Stock credited to a shareholder account of a Participant will, at the Participant's election, either be (i) reinvested in shares of Stock and credited to the Participant's account or (ii) paid directly to the Participant. If dividends are reinvested in shares of Stock, such reinvestment shall be made based on the Market Value of the Stock at the date of the reinvestment, with no discount from Market Value.

                  Sec. 3.08  Distribution of Shares or Resale of Stock.

                  (a) A Participant may request a distribution of shares of Stock purchased for the Participant under the Plan or order the sale of such shares at any time by making a request in such form and at such time as the Committee shall prescribe.

                  (b) If a Participant terminates his or her employment with the Employer or otherwise ceases to be an Eligible Employee, the Participant shall receive a distribution of his or her shares of Stock held in any shareholder account established pursuant to Section 3.07(b), unless the Participant elects to have the shares of Stock sold in accordance with such procedures as the Committee shall prescribe.

                  (c) If a Participant is to receive a distribution of shares of Stock, or if shares are to be sold, the distribution or sale shall be made in whole shares of Stock. Any brokerage commissions resulting from a sale of Stock shall be deducted from amounts payable to the Participant.

                                   ARTICLE IV
                               Special Adjustments

                  Sec. 4.01 Shares Unavailable. If, on any Purchase Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares of Stock then available for purchase under the Plan, the following events shall occur:

                  (a) The number of shares of Stock that would otherwise be purchased by each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess; and

                  (b) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

                  Sec. 4.02 Anti-Dilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 3.01, the maximum number of shares that may be purchased by a Participant as provided in Section 3.02(b), and the calculation of the Purchase Price per share may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company.

                  Sec. 4.03 Effect of Certain Transactions. Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any offering hereunder shall pertain to and apply to the shares of stock of the Company. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, unless the Board determines otherwise, and the balance of any amounts withheld from a Participant's Compensation which have not by such time been applied to the purchase of Stock shall be returned to the Participant.


                                    ARTICLE V
                                  Miscellaneous

                  Sec. 5.01 Non-Alienation. Except as set forth below, the right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime and may not be assigned or otherwise transferred by the Participant. If a Participant dies, unless the executor, administrator or other personal representative of the deceased Participant directs otherwise, any amounts previously withheld from the Participant's Compensation during the Purchase Period in which the Participant dies shall be used to purchase Stock on the Purchase Date for the Purchase Period. After that Purchase Date, there shall be delivered to the executor, administrator or other personal representative of the deceased Participant all shares of Stock and such residual amounts as may remain to the Participant's credit under the Plan.

                  Sec. 5.02 Administrative Costs. The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Stock directed by Participants).

                  Sec. 5.03 No Interest. No interest shall be payable with respect to amounts withheld under the Plan.

                  Sec. 5.04 Committee. The Board of Trustees shall appoint the Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, requests for distribution of shares, and all other notices required hereunder. The Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Committee's interpretations and decisions with respect to the Plan shall be final and conclusive.

                  Sec. 5.05  Withholding of Taxes; Notification of Transfer.

                  (a) All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding. The Company may require that Participants pay to the Company (or make other arrangements satisfactory to the Company for the payment of) the amount of any federal, state or local taxes that the Company is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or the Company may deduct from the Participant's wages or other compensation the amount of any withholding taxes dues with respect to the purchase of Stock or the sale of Stock acquired under the Plan.

                  (b) A Participant shall be required to advise the Committee immediately if the Participant transfers (by sale, gift or other manner) any shares of Stock acquired under the Plan within two years after the beginning of the Purchase Period in which the Stock is purchased.

                  Sec. 5.06 Amendment of the Plan. The Board of Trustees may, at any time and from time to time, amend the Plan in any respect, except that any amendment that is required to be approved by the shareholders under Section 423 of the Code shall be submitted to the shareholders of the Company for approval.

                  Sec. 5.07 Expiration and Termination of the Plan. The Plan shall continue in effect for ten years from the Effective Date, unless terminated prior to that date pursuant to the provisions of the Plan or pursuant to action by the Board of Trustees. The Board of Trustees shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the expiration or termination of the Plan, the balance, if any, then standing to the credit of each Participant from amounts withheld from the

Participant's Compensation which has not, by such time, been applied to the purchase of Stock shall be refunded to the Participant.

                  Sec. 5.08 No Employment Rights. Participation in the Plan shall not give an employee any right to continue in the employment of an Employer, and shall not affect the right of the Employer to terminate the employee's employment at any time, with or without cause.

                  Sec. 5.09 Repurchase of Stock. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquires under the Plan.

                  Sec. 5.10 Notice. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Committee and shall be effective only when received by the Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to the Company's corporate headquarters, or such other address as the Committee may designate. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Committee.

                  Sec. 5.11 Government Regulation. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

                  Sec. 5.12 Internal Revenue Code and ERISA Considerations. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended. The Plan is not intended and shall not be construed as constituting an "employee benefit plan," within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                  Sec. 5.13 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

                  Sec. 5.14 Severability of Provisions, Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Maryland to the extent such laws are not in conflict with, or superseded by, federal law.

                                                                     Appendix II



                             LIBERTY PROPERTY TRUST

                    AMENDED AND RESTATED SHARE INCENTIVE PLAN


         1. Purpose. Liberty Property Trust (the "Company") hereby amends and restates the Liberty Property Trust Share Incentive Plan (the "Plan") as set forth herein. The Plan is intended to recognize the contributions made to the Company by key employees, consultants and advisors of the Company or an Affiliate (including employees who are members of the Board of Trustees) of the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire common shares of beneficial interest, $.001 par value per share (the "Shares"), in the Company, and through transfers of Shares subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to members of the Board of Trustees (the "Trustees") who are not employees of the Company or an Affiliate to serve on the Board of Trustees and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of Options to acquire Shares.

         2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                  (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code. In addition, "Affiliate" means any other entity in which the Company owns an interest which would be an Affiliate as defined in the preceding sentence but for the fact that such entity is not a corporation. Employees of any such non-corporate affiliate shall not be granted ISOs under the Plan.

                  (b) "Award" means a grant of Shares subject to conditions of forfeiture made pursuant to the terms of the Plan.

                  (c) "Award Agreement" means the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.

                  (d) "Awardee" means a person to whom an Award has been granted pursuant to the Plan.

                  (e) "Board of Trustees" means the Board of Trustees of the Company.

                  (f)      "Change of Control" has the meaning as set forth in
         Section 10 of the Plan.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" has the meaning set forth in Section 3 of the Plan.

                  (i) "Company" means Liberty Property Trust, a Maryland real estate investment trust.

                  (j) "Disability" has the meaning set forth in Section 22(e)(3) of the Code.

                  (k) "Fair Market Value" has the meaning set forth in Subsection 8(b) of the Plan.

                  (l) "Grantee" means a person to whom an Option or an Award has been granted pursuant to the Plan.

                  (m) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  (n) "Non-employee Trustee" means a member of the Board of Trustees who is not an employee of the Company or an Affiliate and who qualifies both as a "non-employee director" as that term is used in Rule 16b-3 and as an "outside director" as that term is used in applicable IRS regulations promulgated under Code Section 162(m).

                  (o) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  (p) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

                  (q) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

                  (r)      "Option Document" means the document described in
         Section 8 or Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

                  (s) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.

                  (t) "Restricted Share" means a Share subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.

                  (u) "Retirement" shall mean a termination of an Optionee's employment or services for the Company or an Affiliate at any time after such Optionee has reached age 65.

                  (v) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

                  (w) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

                  (x) "Shares" means the shares of beneficial interest, $.01 par value per share, of the Company.

                  (y)      "Trustee" means a member of the Board of Trustees.

         3. Administration of the Plan. The Plan shall be administered by the Board of Trustees of the Company if all members of the Board of Trustees are Non-employee Trustees; provided, however, that the Board of Trustees may designate a committee or committee(s) of the Board of Trustees composed of two or more of its Trustees to administer the Plan in its stead. If any member of the Board of Trustees is not a Non-employee Trustee, the Board of Trustees shall
(i) designate a committee composed of two or more Trustees, each of whom is a Non-employee Trustee (the "Non-employee Trustee Committee"), to operate and administer the Plan in its stead, (ii) designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its Non-employee Trustees (the "Non-employee Trustee Committee") to operate and administer the Plan with respect to the Company's Section 16 Officers and the Trustees who are not members of the Non-employee Trustee Committee, and another committee composed of two or more Trustees (which may include Trustees who are not Non-employee Trustees) to operate and administer the Plan with respect to persons other than Section 16 Officers or Trustees or (iii) designate only one committee composed of two or more Non-employee Trustees (the "Non-employee Trustee Committee") to operate and administer the Plan with respect to the Company's Section 16 Officers and Trustees (other than those Trustees serving on the Non-employee Trustee

Committee) and itself operate and administer the Plan with respect to persons other than Section 16 Officers or Trustees. Any of such committees designated by the Board of Trustees, and the Board of Trustees itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With the exception of the timing of grants of Options, the price at which Shares may be purchased, and the number of Shares covered by Options granted to each member of the Non-employee Trustee Committee, all of which shall be as specifically set forth in Section 9, the other provisions set forth herein, as it pertains to members of the Non-employee Trustee Committee, shall be administered by the Board of Trustees.

                  (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                  (b) Grants and Awards. Except with respect to Options granted under Subsection 8(j) and to Non-employee Trustee Committee Members pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options and Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to
         (i) determine the persons to whom, and the times at which Options and Awards are to be granted as well as the terms applicable to Options and Awards, (ii) determine the type of Option to be granted and the number of Shares subject thereto, (iii) determine the Awardees to whom, and the times at which, Restricted Shares are granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee's services and responsibilities, the Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to Non-employee Trustee Committee Members shall be made exclusively in accordance with Section 9 and such other provisions of the Plan that specifically apply to such Options. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.

                  (c) Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office under applicable law and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Subsection 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.

                  (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Trustees. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Declaration of Trust and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

         4. Grants and Awards under the Plan. Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO, or Awards of Restricted Shares, or any combination thereof, at the discretion of the Committee.

         5. Eligibility. All key employees, consultants and advisors of the Company or an Affiliate and members of the Board of Trustees shall be eligible to receive Options and Awards hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as a key employee. Notwithstanding anything to the contrary contained herein, consultants and advisors shall only be eligible to receive Options or Awards provided bona fide services shall be rendered by such persons, and such services are not in connection with a capital raising transaction.

         6. Shares Subject to the Plan. The aggregate maximum number of Shares for which Options or Awards may be granted pursuant to the Plan (including Shares for which Options or Awards were granted under the Plan prior to this restatement) is Nine Million Nine Hundred Twenty-Six Thousand Two Hundred Fifty-Six (9,926,256), subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Shares or Shares held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award have been conveyed back to the Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares that were conveyed back to the Company may again be the subject of one or more Options or Awards granted pursuant to the Plan.

         7. Term of the Plan. The amended and restated Plan is effective as of February 26, 1997, the date of its adoption by the Board of Trustees (the "Approval Date"), subject to the approval of the amended and restated Plan within twelve months of the Approval Date by a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting interests of the Company is, either in person or by proxy, present and voting, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No Option or Award may be granted under the Plan ten years after the Approval Date. If the Plan is not approved by shareholder vote as described above, all Options and Awards granted under the Plan as amended and restated that could not have been granted under the Plan as in effect without regard to this Amended and Restated Plan shall be null and void.

         8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non- qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 8 shall not be applicable to Options granted to non-employee members of the Board of Trustees, except as otherwise provided in Subsection 9(c).

                  (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything to the contrary contained herein, no employee shall be granted Options to acquire more than Seven Hundred Fifty Thousand (750,000) Shares during any calendar year.

                  (b) Option Price. Each Option Document shall state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, interests in the Company or any parent or subsidiary corporation possessing more than ten percent of the total combined voting power of all classes of interests of the Company or such parent or subsidiary, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Shares are traded in a public market, then the Fair Market Value per Share shall be, if the Shares are listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Shares are not so listed or included (or if there was no reported sale on the relevant date), the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or by the exchange, as applicable, or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable, or, in the event such method of determination of fair market value is determined to be inaccurate or such information as is needed for such determination as set forth above is not available, as the Committee determines in good faith.

                  (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or qualified Offering Statement under Regulation A under the Securities Act of 1933, as amended (the "Act"), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all pplicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is deemed necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

                  (d)      Medium of Payment. An Optionee shall pay for Shares
         (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in Shares held by the Optionee. If payment is made in whole or in part in Shares, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the Shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in Shares, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for Shares delivered to the Company represent a number of Shares in excess of the number of Shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in Shares, the certificate or certificates issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of Shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

                  (e)      Termination of Options.

                           (i) No Option shall be exercisable after the first to occur of the following:

                                    (A) Expiration of the Option term specified
                           in the Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, interests in the Company or any parent or subsidiary corporation possessing more than ten percent (10%) of the total combined voting power of all classes of interests of the Company or such parent or subsidiary;

                                    (B) The third month anniversary of the date
                           of termination of the Optionee's services or employment with the Company or an Affiliate for any reason other than death, Disability or Retirement.

                                    (C) A finding by the Committee, after full
                           consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the Share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                                    (D)     The date, if any, set by the Board
                           of Trustees as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

                                    (E) The occurrence of such other event or
                           events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

                           (ii) Notwithstanding the foregoing, the Committee may
                  extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

                           (iii) The terms of an executive severance agreement
                  or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

                           (iv) Unless otherwise expressly permitted in the
                  Option Document, no Option granted pursuant to this Section 8 shall be exercisable following the termination of the Optionee's services as a member of the Board of Trustees or employment with the Company or any Affiliate with respect to any Shares in excess of those which could have been acquired by exercise of the Option on the date of such termination of services or employment.

                  (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, (1) a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, and (2) the Committee may provide, in an Option Document, that an Optionee may transfer Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Optionee receives no consideration for such Family Transfer and the Option Documents relating to Options transferred in such Family Transfer continue to be subject to the same terms and conditions that were applicable to such Options immediately prior to the Family Transfer.

                  (g) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares with respect to which ISOs issued under the Plan and incentive stock options issued under any other incentive stock option plans of the Company or its Affiliates which are exercisable for the first time by the Optionee during any calendar year exceed $100,000. Any ISOs issued in excess of this limitation shall be treated as Non-qualified Stock Options issued under the Plan. For purposes of this subsection 8(g), the Fair Market Value of Shares shall be determined as of the date of grant of the ISO or other incentive stock option.

                  (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(C) or Section 10 of the Plan, as applicable.

                  (j) Five or Fewer. No Options shall be granted under the Plan if, taking into account the grant of such options, five or fewer individuals would own more than 50% of the outstanding Shares, as computed for purposes of Code Section 856(h).

         9. Special Provisions Relating to Grants of Options to Non-Employee Members of the Board of Trustees. Options granted pursuant to the Plan to non-employee members of the Board of Trustees shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan and would not cause a Non-employee Trustee to lose his or her status as a "non-employee director" (as that term is used for purposes of Rule 16b-3) due to the grant of Options to such person pursuant to this Section 9.

                  (a) Timing of Grants; Number of Shares Subject of Options; Exercisability of Options; Option Price. Each non-employee member of the Board of Trustees shall be granted annually, commencing on the date of the initial public offering of Shares, and on each anniversary of such date thereafter, an Option to purchase five thousand (5,000) Shares provided such person is a member of the Board of Trustees on such grant date. Each such Option shall be a Non-qualified Stock Option exercisable with respect to twenty percent (20%) of the Shares subject to such Option after the first anniversary of the date of grant, exercisable with respect to fifty percent (50%) of the Shares after the second anniversary of the date of grant, and fully exercisable after the third anniversary of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.

                  (b) Termination of Options Granted Pursuant to Section 9. No Option granted pursuant to this Section 9 shall be exercisable after the first to occur of the following:

                           (i)      The tenth anniversary of the date of grant.

                           (ii) The third month anniversary of the date of
                  termination of the Optionee's services as a member of the Board of Trustees for any reason other than death, Disability or Retirement.

                  Notwithstanding anything to the contrary contained herein, no Option granted pursuant to this Section 9 shall be exercisable following the termination of the Optionee's services as a member of the Board of Trustees with respect to any Shares in excess of those which could have been acquired by exercise of the Option on the date of such termination of services.

                  (c) Applicability of Section 8 to Options Granted Pursuant to Section 9. The following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a) (provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options); the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in Shares); and Subsection 8(f) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall not permit Family Transfers).

         10. Change of Control. In the event of a Change of Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options and

Awards outstanding (other than Options granted pursuant to Subsection 8(j) and Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan and held by Optionees who are employees of the Company or an Affiliate or members of the Board of Trustees at the time of a Change of Control shall become immediately exercisable in full and the restrictions applicable to Restricted Shares awarded to Awardees who are employees of the Company or an Affiliate or members of the Board of Trustees at the time of a Change of Control shall immediately lapse. Any amendment to this Section 10 which diminishes the rights of Optionees, shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

         A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Trustees, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Trustees, if shareholder action is not Required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the shareholders of the Company (or the Board of Trustees, if shareholder action is not required) and the shareholders of the other constituent corporation or entity (or its board of directors or trustees if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation or other entity, other than, in either case, a merger or consolidation of the Company in which holders of Shares immediately prior to the merger or consolidation will have at least a majority of the ownership of interests of the surviving corporation or entity (and, if one class of common stock or other equity interest is not the only class of voting securities entitled to vote on the election of directors or trustees of the surviving entity, a majority of the voting power of the surviving entity's voting securities) immediately after the merger or consolidation, which equity interest (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Shares immediately before the merger or consolidation, or (iv) the first day, after the date this Plan is effective on which there has occurred a change in the Majority of the positions on the Board of Trustees or if any person (or any group of associated persons acting in concert) acquires, directly or indirectly, more than a percentage of the voting stock of the Trust in excess of that held by the "Senior Executives" (as defined in the Registration Statement) in the aggregate as of the date of the closing of the initial public offering of the Common Shares, in either case without the advance written consent of the current Board of Trustees.

         11.      Adjustments on Changes in Capitalization.

                  (a) Corporate Transactions. In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Shares on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Shares) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of Shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the Shares under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.

                  (b)      Proportionate Application. Any adjustment under this
         Section 11 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

                  (c) Committee Authority. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

         12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to Restricted Shares upon the death or Disability of the Awardee.

                  (a) Number of Shares. Each Award Agreement shall state the number of Shares to which it pertains.

                  (b) Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the Award. If the Board of Trustees specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

                  (c) Restrictions on Transfer and Forfeitures. A share certificate representing the Restricted Shares granted to an Awardee shall be registered in the Awardee's name but shall be held in escrow by the Company or an appropriate officer of the Company, together with an undated share transfer power executed by the Awardee with respect to each share certificate representing Restricted Shares in such Awardee's name. The Awardee shall generally have the rights and privileges of a shareholder as to such Restricted Shares including the right to vote such Restricted Shares and to receive and retain all cash dividends with respect to such Shares, except that the following restrictions shall apply: (i) the Awardee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee ("Restricted Period") and the satisfaction of any other conditions prescribed by the Committee; and (ii) all distributions with respect to the Restricted Shares other than cash dividends, such as share dividends, share splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the Company or an appropriate officer of the Company, together with appropriate share transfer powers or other instruments of transfer signed and delivered to the Company or appropriate officer of the Company by the Awardee, to be held by the Company or appropriate officer of the Company and released to either the Awardee or the Company, as the case may be, together with the Shares to which they relate; (iii) the Awardee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Shares or distributions (other than cash dividends) with respect thereto; and (iv) all of the Restricted Shares shall be forfeited and all rights of the Awardee with respect to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Awardee has remained a regular full-time employee of the Company or an Affiliate, any of its subsidiaries or any parent or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Share. Upon the forfeiture of any Restricted Share, such forfeited shares shall be transferred to the Company without further action by the Awardee.

                  (d) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee as provided for in the Plan, the restrictions applicable to the Restricted Share shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the

         Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments. Notwithstanding the foregoing, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Act, the Company may require as a condition to the transfer of Share certificates to an Awardee under this Subsection 12(d) that the Awardee provide the Company with an acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that the transfer of Share certificates should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer transfer of Share certificates hereunder until any of the events described in this sentence has occurred.

                  (e) Section 83(b) Election. An Awardee who files an election with the Internal Revenue Service to include the fair market value of any Restricted Share in gross income while they are still subject to restrictions shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

                  (f) Rights as Shareholder. Upon payment of the purchase price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of subsection 12(d), the Grantee shall have all of the rights of a shareholder with respect to the Shares covered thereby, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

                  (g) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 10 of the Plan.

         13. Amendment of the Plan. The Board of Trustees of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Trustees of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options or Awards may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting interests of the Company is, either in person or by proxy, present and voting on the matter, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee.

         14. No Commitment to Retain. The grant of an Option or an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Trustees or in any other capacity.

         15. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with an Award or the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to its tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

         16. Interpretation. The Plan is intended to enable transactions under the Plan with respect to Trustees and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                                                                     Appendix A


                                      PROXY

                             LIBERTY PROPERTY TRUST

                            65 Valley Stream Parkway
                           Malvern, Pennsylvania 19355

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned shareholder of LIBERTY PROPERTY TRUST (the "Trust") hereby appoints Willard G. Rouse III and Joseph P. Denny, and each of them acting individually, as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of beneficial interest of the Trust which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Trust to be held on Wednesday, May 16, 2001, at 11:00 a.m., local time, at the Loews Hotel, 1200 Market Street, Philadelphia, Pennsylvania 19107, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side.

The Board of Trustees recommends a vote "FOR" all of the nominees of the Board of Trustees in the election of trustees.

                                                                    SEE REVERSE
                                                                    SIDE


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE




/X/ Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" all of the nominees of the Board of Trustees in the election of trustees. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournment or postponement thereof.

1.       Election of three Class I trustees to hold office until 2004.

Nominees:         (01) Willard G. Rouse III, (02) M. Leanne Lachman and (03)
                   J. Anthony Hayden

                  FOR               WITHHELD
                  |__|              |__|

                  |__|

                  ------------------------       ------------------------------
                  FOR ALL NOMINEES, EXCEPT AS NOTED ABOVE.

2. Amendment of the Liberty Property Trust Amended and Restated Share Incentive Plan.

                  FOR               AGAINST          ABSTAIN
                  |__|               |__|              |__|

3.       Adoption of the Liberty Property Trust Employee Stock Purchase Plan.

                  FOR               AGAINST          ABSTAIN
                  |__|               |__|              |__|

4. Ratification of the appointment of Ernst & Young LLP as the Trust's independent public accountants for 2001.

                  FOR               AGAINST          ABSTAIN
                  |__|               |__|              |__|



                                                               MARK HERE
                                                               FOR ADDRESS |_|
                                                               CHANGE AND
                                                               NOTE AT LEFT

                           The undersigned hereby acknowledges receipt of the notice of annual meeting, the proxy statement furnished in connection therewith and the annual report to shareholders and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

                           NOTE: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign will full corporate name by a duly authorized officer and affix corporate seal.


Signature:________________ Date:_____   Signature:________________  Date:______